Exhibit 1.1

[•] [•], 20[_]-[_]

World Financial Network Credit Card Master Note Trust

$[•] Class A [Fixed] [Floating] Rate Asset Backed Notes, Series 20[_]-[_]

[$[•] Class M [Fixed] [Floating] Rate Asset Backed Notes, Series 20[_]-[_]]

[$[•] Class B [Fixed] [Floating] Rate Asset Backed Notes, Series 20[_]-[_]]

[$[•] Class C [Fixed] [Floating] Rate Asset Backed Notes, Series 20[_]-[_]]

[$[•] Class D [Fixed] [Floating] Rate Asset Backed Notes, Series 20[_]-[_]]

UNDERWRITING AGREEMENT

[•]

as an Underwriter and as a Representative of

the several Underwriters set forth

on Schedule A hereto

[Address]

as an Underwriter and as a Representative

of the several Underwriters set forth

on Schedule A hereto

[Address]

Ladies and Gentlemen:

Section 1. Introductory. WFN Credit Company, LLC (“WFN LLC”) proposes to cause World Financial Network Credit Card Master Note Trust (the “Issuer”) to issue $[•] aggregate principal amount of World Financial Network Credit Card Master Note Trust Class A [Fixed] [Floating] Rate Asset Backed Notes, Series 20[_]-[_] (the “Class A Notes”), $[•] aggregate principal amount of World Financial Network Credit Card Master Note Trust Class M [Fixed] [Floating] Rate Asset Backed Notes, Series 20[_]-[_] (the “Class M Notes”), $[•] aggregate principal amount of World Financial Network Credit Card Master Note Trust Class B [Fixed] [Floating] Rate Asset Backed Notes, Series 20[_]-[_] (the “Class B Notes”), $[•] aggregate principal amount of World Financial Network Credit Card Master Note Trust Class C [Fixed] [Floating] Rate Asset Backed Notes, Series 20[_]-[_] (the “Class C Notes”), and $[•] aggregate principal amount of World Financial Network Credit Card Master Note Trust Class D [Fixed] [Floating] Rate Asset Backed Notes, Series 20[_]-[_] (the “Class D Notes”) (collectively, the Class A Notes, the Class M Notes, the Class B Notes, the Class C Notes, the Class D Notes and the Class [•] Notes are the “Notes”)]. The Class A Notes[, Class M Notes, Class B Notes, Class C Notes and Class D Notes] are referred to collectively herein as the “Underwritten Notes”. [The Class [M][B][C][D] Notes (referred to herein as the “Retained Notes”) will be retained by WFN LLC (referred to herein as the “Retained Note Transaction”).] [•] and [•], each as a representative of the Underwriters (as defined below) may be referred to herein individually as a “Representative” and collectively as the “Representatives.”

The Issuer is a Delaware statutory trust formed pursuant to (a) an Amended and Restated Trust Agreement, dated as of August 1, 2001, between WFN LLC, as transferor (the “Transferor”), and Citicorp Trust Delaware, National Association (“Citicorp Trust”), as successor to U.S. Bank Trust National Association (“USBTNA”), as owner trustee (the “Owner Trustee”), as amended by the First Amendment to Amended and Restated Trust Agreement, dated as of May 25, 2021, between the Transferor and the Owner Trustee, and as supplemented by the Agreement of Resignation, Appointment and Acceptance (the “Agreement of Resignation”), dated as of May 25, 2021, by and among the Transferor, USBTNA, as resigning Owner Trustee, and Citicorp Trust, as successor Owner Trustee (as heretofore amended and supplemented, the “Trust Agreement”), and (b) the filing of a certificate of trust with the Secretary of State of Delaware on July 27, 2001, as amended by the Certificate of Amendment to Certificate of Trust of World Financial Network Credit Card Master Note Trust, filed with the Secretary of State of Delaware on May 25, 2021. The Notes will be issued pursuant to a Master Indenture, dated as of August 1, 2001, as amended by the Omnibus Amendment referred to below, the Supplemental Indenture No. 1 to Master Indenture, dated as of August 13, 2003, the Supplemental Indenture No. 2 to Master Indenture, dated as of June 13, 2007, the Supplemental Indenture No. 3 to Master Indenture, dated as of May 27, 2008, the Supplemental Indenture No. 4 to Master Indenture, dated as of June 28, 2010, the Supplemental Indenture No. 5 to Master Indenture, dated as of February 20, 2013, the Supplemental Indenture No. 6 to Master Indenture, dated as of July 6, 2016, and the Supplemental Indenture No. 7 to Master Indenture, dated as of June 11, 2020, each between the Issuer and U.S. Bank National Association (“U.S. Bank”), as successor to MUFG Union Bank, N.A. (“Union Bank”) and other predecessor entities, as indenture trustee (the “Indenture Trustee”), and as supplemented by the Succession Agreement, dated as of June 18, 2021 (the “Successor Indenture Trustee Agreement”), by and among Comenity Bank (the “Bank”), as administrator (in such capacity, the “Administrator”), the Issuer, Union Bank, as resigning Indenture Trustee, and U.S. Bank, as successor Indenture Trustee (as heretofore amended and supplemented, the “Master Indenture”), and as further supplemented by the Series 20[_]-[_] Indenture Supplement with respect to the Notes, to be dated as of [•] [•], 20[_]-[_] (the “Indenture Supplement” and, together with the Master Indenture, the “Indenture”).

The primary asset of the Issuer is a certificate (the “Collateral Certificate”) representing a beneficial interest in the assets held in the World Financial Network Credit Card Master Trust (“WFNMT”), issued pursuant to the Second Amended and Restated Pooling and Servicing Agreement, dated as of January 17, 1996, as amended and restated as of September 17, 1999, as amended and restated a second time as of August 1, 2001, as amended by the Omnibus Amendment referred to below, the Second Amendment to Second Amended and Restated Pooling and Servicing Agreement, dated as of May 19, 2004, the Third Amendment to Second Amended and Restated Pooling and Servicing Agreement, dated as of March 30, 2005, the Fourth Amendment to the Second Amended and Restated Pooling and Servicing Agreement, dated as of June 13, 2007, the Fifth Amendment to the Second Amended and Restated Pooling

and Servicing Agreement, dated as of October 26, 2007, the Sixth Amendment to the Second Amended and Restated Pooling and Servicing Agreement, dated as of May 27, 2008, the Seventh Amendment to the Second Amended and Restated Pooling and Servicing Agreement, dated as of June 28, 2010, the Eighth Amendment to the Second Amended and Restated Pooling and Servicing Agreement, dated as of November 9, 2011, the Ninth Amendment to the Second Amended and Restated Pooling and Servicing Agreement, dated as of December 1, 2016, the Tenth Amendment to the Second Amended and Restated Pooling and Servicing Agreement, dated as of August 16, 2018, the Eleventh Amendment to the Second Amended and Restated Pooling and Servicing Agreement, dated as of June 11, 2020, and the Twelfth Amendment to the Second Amended and Restated Pooling and Servicing Agreement, dated as of October 27, 2020, each among the Transferor, the Bank, as servicer (the “Servicer”), and U.S. Bank, as successor to Union Bank and other predecessor entities, as trustee (the “WFNMT Trustee”), and as supplemented by the Succession Agreement, dated as of June 18, 2021 (the “Successor Trustee Agreement”), by and among the Transferor, Union Bank, as resigning WFNMT Trustee, and U.S. Bank, as successor WFNMT Trustee (as heretofore amended and supplemented, the “Amended and Restated Pooling and Servicing Agreement”), and as further supplemented by the Collateral Series Supplement to the Amended and Restated Pooling and Servicing Agreement, dated as of August 21, 2001, and as amended as of November 7, 2001 and as of July 6, 2016 (as heretofore amended, the “Collateral Supplement” and, together with the Amended and Restated Pooling and Servicing Agreement, the “PSA”). The assets of WFNMT include, among other things, certain amounts due (the “Receivables”) on a pool of private-label credit card accounts of the Bank (the “Accounts”).

The Receivables are transferred by the Transferor to WFNMT pursuant to the Amended and Restated Pooling and Servicing Agreement. The Receivables transferred to WFNMT by the Transferor are acquired by the Transferor from the Bank pursuant to a Receivables Purchase Agreement, dated as of August 1, 2001, as amended by the First Amendment to the Receivables Purchase Agreement, dated as of June 28, 2010, the Second Amendment to the Receivables Purchase Agreement, dated as of November 9, 2011, the Third Amendment to the Receivables Purchase Agreement, dated as of July 6, 2016, and the Fourth Amendment to the Receivables Purchase Agreement, dated as of June 11, 2020 (as heretofore amended, the “Receivables Purchase Agreement”), between WFN LLC and the Bank. The Collateral Certificate has been transferred by the Transferor to the Issuer pursuant to the Transfer and Servicing Agreement, dated as of August 1, 2001, as amended by the First Amendment to the Transfer and Servicing Agreement, dated as of November 7, 2002, the Omnibus Amendment referred to below, the Third Amendment to the Transfer and Servicing Agreement, dated as of May 19, 2004, the Fourth Amendment to the Transfer and Servicing Agreement, dated as of March 30, 2005, the Fifth Amendment to the Transfer and Servicing Agreement, dated as of June 13, 2007, the Sixth Amendment to the Transfer and Servicing Agreement, dated as of October 26, 2007, the Seventh Amendment to the Transfer and Servicing Agreement, dated as of June 28, 2010, the Eighth Amendment to the Transfer and Servicing Agreement, dated as of June 15, 2011, the Ninth Amendment to the Transfer and Servicing Agreement, dated as of November 9, 2011 and the Tenth Amendment to the Transfer and Servicing Agreement, dated as of July 6, 2016 (as heretofore amended, the “TSA”), among the Transferor, the Servicer, and the Issuer. References to the “Omnibus Amendment” herein refer to that certain Omnibus Amendment, dated as of March 31, 2003, among the Transferor, the Bank, the Servicer, the Issuer, the WFNMT Trustee and the Indenture Trustee.

Certain of the Receivables (and the related Accounts) will be subject to review by FTI Consulting, Inc. (the “Asset Representations Reviewer”) in certain circumstances for compliance with certain representations and warranties made about the Receivables, in accordance with the Asset Representations Review Agreement, dated as of July 6, 2016 (as amended or supplemented from time to time, the “Asset Representations Review Agreement”), among the Bank, the Transferor, the Servicer, the Issuer and the Asset Representations Reviewer.

The Bank has agreed to provide notices and perform on behalf of the Issuer certain other administrative obligations required by the TSA, the Trust Agreement, the Master Indenture and each indenture supplement for each series of notes issued by the Issuer, pursuant to an Administration Agreement, dated as of August 1, 2001, as amended by the First Amendment to the Administration Agreement, dated as of July 31, 2009 (as heretofore amended, the “Administration Agreement”), between the Bank, as Administrator, and the Issuer. The TSA, the PSA, the Receivables Purchase Agreement, the Indenture, the Trust Agreement, the Administration Agreement and the Asset Representations Review Agreement are referred to herein, collectively, as the “Program Documents.”

This Underwriting Agreement is referred to herein as this “Agreement.” To the extent not defined herein, capitalized terms used herein have the meanings assigned in the Program Documents.

A shelf registration statement on Form SF-3 (having registration numbers 333-[______], 333-[______]-01, and 333-[______]-02) has been prepared and filed with the Securities and Exchange Commission (the “Commission”) in accordance with the provisions of the Securities Act of 1933, as amended (the “Act”), and the rules and regulations of the Commission thereunder (the “Rules and Regulations”), including a form of prospectus relating to the Notes and the Collateral Certificate. For purposes of this Agreement, “Effective Time” means the date and time as of which such registration statement, or the most recent post-effective amendment thereto, if any, was declared effective by the Commission and “Initial Effective Date” means the date of the Effective Time. The registration statement as amended has been declared effective by the Commission. If any post-effective amendment has been filed with respect thereto, prior to the execution and delivery of this Agreement, the most recent such amendment has been declared effective by the Commission. Such registration statement, as amended at the Effective Time, including all materials incorporated by reference therein and including all information (if any) deemed to be part of the registration statement at the time of effectiveness pursuant to Rule 430D under the Act, is referred to in this Agreement as the “Registration Statement.”

WFN LLC proposes to file with the Commission pursuant to Rule 424(b) (“Rule 424(b)”) of the Rules and Regulations a prospectus (together with the information referred to under the caption “Static Pool Information” therein and set forth in Annex II thereto (the “Static Pool Information”) (such prospectus in the form it appears in the Registration Statement or in the form most recently revised and filed with the Commission pursuant to Rule 424(b), is hereinafter referred to as the “Prospectus”) relating to the Notes and the method of distribution thereof.

Prior to [•]:[•] [a.m.] [p.m.] ([Eastern Time U.S.]) on [•] [•], 20[_]-[_], which is the time the first “Contract of Sale” (within the meaning of Rule 159 of the Act) with respect to the Notes, as designated by the Representatives, was entered into (hereinafter referred to as the “Time of Sale”), the Bank and the Transferor prepared a Preliminary Prospectus, dated [•] [•], 20[_]-[_] (subject to completion) (the “Time of Sale Information”), and filed such Preliminary Prospectus with the Commission pursuant to Rule 424(h) (“Rule 424(h)”) of the Rules and Regulations. As used herein, “Preliminary Prospectus” means, with respect to any date or time referred to herein, the most recent preliminary Prospectus, as amended or supplemented (including any Corrected Prospectus (as defined below)), if applicable, together with the Static Pool Information, which has been prepared and delivered by the Bank and the Transferor to the Underwriters (as defined below) in accordance to the provisions hereof. As used herein, the “Effective Date” means [•] [•], 20[_]-[_], which is the earlier of the date the Prospectus was first used or the date of the Time of Sale, which therefore is the date as of which the Prospectus is deemed to be part of and included in the Registration Statement pursuant to Rule 430D(f)(1) under the Act.

If, subsequent to the Time of Sale (as defined above) and prior to the Closing Date, the Preliminary Prospectus included an untrue statement of material fact or omitted to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading and the Transferor has prepared and delivered to the Underwriters (as defined below) a Corrected Prospectus (as defined below), and as a result investors in the Notes elect to terminate their existing Contracts of Sale and enter into new Contracts of Sale (within the meaning of Rule 159 under the Act) for any Notes, then “Time of Sale Information” will refer to the information conveyed to investors prior to entry into the first such new Contract of Sale pursuant to an amended Preliminary Prospectus approved by the Transferor and the Representatives that has been filed with the Commission in accordance with Rule 424(h) and that corrects such material misstatements or omissions (a “Corrected Prospectus”) and “Time of Sale” will refer to the date on which such new Contracts of Sale were first entered into.

The Transferor and the Bank hereby agree, severally and not jointly, with the underwriters for the Class A Notes listed on Schedule A hereto (the “Class A Underwriters”)][,the underwriters for the Class M Notes listed on Schedule A hereto (the “Class M Underwriters”)][,the underwriters for the Class B Notes listed on Schedule A hereto (the “Class B Underwriters”)][ and][,][the underwriters for the Class C Notes listed on Schedule A hereto (the “Class C Underwriters”)][and] [the underwriters for the Class D Notes listed on Schedule A hereto (the “Class D Underwriters”] [and, together with] [the Class A Underwriters][,the Class M Underwriters][,the Class B Underwriters] [and][,] [the Class C Underwriters], the “Underwriters”)] as follows:

Section 2. Representations and Warranties of the Transferor, the Issuer and the Bank. Each of the Transferor (the representations and warranties as to the Transferor and the Issuer being given by the Transferor) and the Bank (the representations and warranties as to the Bank being given by the Bank) represents and warrants to and agrees with the Underwriters that:

(a) The Transferor is duly organized, validly existing and in good standing as a limited liability company under the laws of the State of Delaware, has all requisite power, authority and legal right to own its property, transact the business in which it is now engaged and conduct its business as described in the Registration Statement, the Preliminary Prospectus and the Prospectus, and had at all relevant times and has currently all requisite power, authority and legal right to execute, deliver and perform its obligations under this Agreement, the TSA, the PSA, the Receivables Purchase Agreement, the Trust Agreement and the Asset Representations Review Agreement and to authorize the issuance of the Notes and the Collateral Certificate.

(b) The Issuer has been duly formed and is validly existing as a Delaware statutory trust in good standing under the laws of the State of Delaware, has all requisite power, authority and legal right to own its property, transact the business in which it is now engaged and conduct its business as described in the Registration Statement, Preliminary Prospectus and the Prospectus, and had at all relevant times and has currently all requisite power, authority and legal right to execute, deliver and perform its obligations under the Indenture, the TSA, the Administration Agreement and the Asset Representations Review Agreement and to authorize the issuance of the Notes.

(c) The Bank has been duly organized and is validly existing as a Delaware state chartered bank in good standing under the laws of Delaware, and is in good standing under the laws of each jurisdiction which requires such qualification wherein it owns or leases material properties or conducts material business, except where failure to so qualify would not have a material adverse effect on the Bank, has all requisite power, authority and legal right to own its property and conduct its credit card business as such properties are presently owned and such business is presently conducted, and conduct its business as described in the Registration Statement, the Preliminary Prospectus and the Prospectus, and to own the Accounts, and had at all relevant times and has currently all requisite power, authority and legal right to execute, deliver and perform its obligations under the Receivables Purchase Agreement, the TSA, the PSA, the Administration Agreement and the Asset Representations Review Agreement

(d) The execution, delivery and performance of each of the Program Documents to which it (and, with respect to the Transferor, the Issuer) is a party, the incurrence of the obligations herein and therein set forth, [and] the consummation of the transactions contemplated hereby and thereby, [and the consummation of the Retained Note Transaction,] and with respect to the Transferor, the issuance of the Notes and the Collateral Certificate, have been duly and validly authorized by the Transferor, the Issuer and the Bank, as applicable, by all necessary action on the part of the Transferor, the Issuer and the Bank, as applicable.

(e) This Agreement has been duly authorized, executed and delivered by the Transferor and the Bank.

(f) Each of the Program Documents to which the Transferor, the Issuer or the Bank is a party has been, or on or before the Closing Date will be, executed and delivered by the Transferor, the Issuer and the Bank, as applicable, and when executed and delivered by the other parties thereto, will constitute a valid and binding agreement of the Transferor, the Issuer and the Bank, as applicable, enforceable against the Transferor, the Issuer and the Bank, as applicable, in accordance with its terms, except, in each case, to the extent that (i) the enforceability thereof may be subject to bankruptcy, insolvency, reorganization, moratorium, receivership or other similar laws now or hereafter in effect relating to creditors’ or other obligees’ rights generally or the rights of creditors or other obligees of institutions insured by the Federal Deposit Insurance Corporation (the “FDIC”), (ii) the remedy of specific performance and injunctive and other forms of equitable relief may be subject to equitable defenses and to the discretion of the court before which any proceeding therefor may be brought and (iii) certain remedial provisions of the Indenture may be unenforceable in whole or in part under the UCC, but the inclusion of such provisions does not render the other provisions of the Indenture invalid and notwithstanding that such provisions may be unenforceable in whole or in part, the Indenture Trustee, on behalf of the holders of the Notes (the “Noteholders”), will be able to enforce the remedies of a secured party under the UCC.

(g) The Notes have been duly authorized, will be issued pursuant to the terms of the Indenture and, when executed by the Owner Trustee on behalf of the Issuer and authenticated by the Indenture Trustee in accordance with the Indenture and delivered pursuant to the Indenture and this Agreement, will be duly and validly executed, issued and outstanding and will constitute legal, valid and binding obligations of the Issuer, enforceable against the Issuer in accordance with their terms, subject to (i) the effect of bankruptcy, insolvency, moratorium, receivership, reorganization, liquidation and other similar laws affecting creditors’ rights generally, (ii) the effect of general principles of equity including (without limitation) concepts of materiality, reasonableness, good faith, fair dealing (regardless of whether considered and applied in a proceeding in equity or at law), and also to the possible unavailability of specific performance or injunctive relief, and (iii) the unenforceability under certain circumstances of provisions indemnifying a party against liability or requiring contribution from a party for liability where such indemnification or contribution is contrary to public policy. The Notes will be in the form contemplated by the Indenture, and the Notes and the Indenture will conform to the descriptions thereof contained in the Preliminary Prospectus, the Prospectus and the Registration Statement.

(h) The Collateral Certificate has been issued pursuant to the terms of the PSA and, when executed and authenticated by the WFNMT Trustee in accordance with the PSA, was validly issued. The Collateral Certificate remains outstanding. The Collateral Certificate is in the form contemplated by the PSA, and the Collateral Certificate and the PSA conform to the descriptions thereof contained in the Preliminary Prospectus, the Prospectus and the Registration Statement.

(i) None of the Transferor, the Issuer or the Bank is in violation of any Requirement of Law or in default in the performance or observance of any obligation, agreement, covenant or condition contained in any contract, indenture, mortgage, deed of trust, loan agreement, note, lease or other instrument to which it is a party or by which it is bound or to which any of its property is subject, which violation or defaults separately or in the aggregate would have a material adverse effect on the Transferor, the Issuer or the Bank.

(j) None of the issuance and sale of the Notes, the issuance of the Collateral Certificate or the execution and delivery by the Transferor, the Issuer or the Bank of this Agreement or any Program Document to which it is a party, nor the incurrence by the Transferor or the Bank of the obligations herein and therein set forth, nor the consummation of the transactions contemplated hereunder or thereunder, nor the fulfillment of the terms hereof or thereof, [nor the consummation of the Retained Note Transaction,] does or will (A) violate any Requirement of Law presently in effect, applicable to it or its properties or by which it or its properties are or may be bound or affected, (B) conflict with, or result in a breach of, or constitute a default under, any indenture, contract, agreement, mortgage, deed of trust or instrument to which it is a party or by which it or its properties are bound, which conflict, breach or default would have a material adverse effect on the Notes, the Collateral Certificate, the Transferor, the Issuer or the Bank, or (C) result in the creation or imposition of any Lien upon any of its property or assets (except for those encumbrances created under the Program Documents), which Lien would have a material adverse effect on the Notes, the Collateral Certificate, the Transferor, the Issuer or the Bank.

(k) All approvals, authorizations, consents, orders and other actions of any Person or of any court or other governmental body or official required in connection with the issuance and sale of the Notes, the execution and delivery by the Transferor, the Issuer or the Bank of this Agreement or the Program Documents to which it is a party or to the consummation of the transactions contemplated hereunder and thereunder, or to the fulfillment of the terms hereof and thereof, [or to the consummation of the Retained Note Transaction,] have been or will have been obtained on or before the Closing Date.

(l) The Bank has authorized the conveyance of the Receivables to the Transferor and WFNMT, as applicable; the Transferor has authorized the conveyance of the Receivables to WFNMT; the Transferor has authorized the issuance of the Collateral Certificate by WFNMT; and the Transferor has authorized the Issuer to issue and sell the Notes.

(m) All actions required to be taken by the Transferor, the Issuer or the Bank as a condition to the offer and sale of the Notes as described herein or the consummation of any of the transactions described in the Preliminary Prospectus, the Prospectus and the Registration Statement have been or, prior to the Closing Date, will be taken.

(n) The Indenture has been duly qualified under the Trust Indenture Act of 1939, as amended (the “TIA”), and complies as to form with the TIA and the rules and regulations of the Commission thereunder.

(o) (i) Each of the Transferor, the Issuer and WFNMT is not now, and immediately following the issuance of the Notes pursuant to the Indenture and the application of proceeds therefrom as described in the Prospectus will not be, required to be registered under the Investment Company Act of 1940, as amended (the “1940 Act”), and (ii) the Issuer is relying on the exclusion from the definition of “investment company” provided by Rule 3a-7 under the 1940 Act, although there may be additional statutory or regulatory exclusions or exemptions available to the Issuer, (iii) WFNMT does not rely on the exemption from the definition of “investment company” set forth in Section 3(c)(1) or Section 3(c)(7) of the 1940 Act, and (iv) each of the Issuer and WFNMT is not a “covered fund” for purposes of regulations adopted under Section 13 of the Bank Holding Company Act of 1956 (hereinafter referred to as the “Volcker Rule”).

(p) The representations and warranties made by (i) the Transferor in the TSA, the PSA, the Trust Agreement, the Receivables Purchase Agreement, the Indenture Supplement and the Asset Representations Review Agreement or made in any Officer’s Certificate of the Transferor delivered pursuant to any Program Document to which it is a party and (ii) the Issuer in the Indenture, the TSA, the Administration Agreement and the Asset Representations Review Agreement were true and correct in all material respects at the time made and will be true and correct in all material respects on and as of the Closing Date, as if set forth herein, except that to the extent that any such representation or warranty expressly relates to an earlier date, such representation or warranty was true and correct at and as of such earlier date.

(q) The representations and warranties made by the Bank in the Receivables Purchase Agreement and the Indenture Supplement, and in its capacity as Servicer and Administrator, in the TSA, the PSA, the Administration Agreement and the Asset Representations Review Agreement, respectively, or made in any Officer’s Certificate of the Bank delivered pursuant to any Program Document to which it is a party were true and correct in all material respects at the time made and will be true and correct in all material respects on and as of the Closing Date, as if set forth herein, except that to the extent that any such representation or warranty expressly relates to an earlier date, such representation or warranty was true and correct at and as of such earlier date.

(r) The Transferor agrees it has not granted, assigned, pledged or transferred and shall not grant, assign, pledge or transfer to any Person a security interest in, or any other right, title or interest in, the Receivables or the Collateral Certificate, except as provided in the PSA and the TSA, and agrees to take all action required by the PSA and the TSA in order to maintain the security interest in the Receivables and the Collateral Certificate granted pursuant to the PSA and the TSA, as applicable.

(s) The Issuer has not granted, assigned, pledged or transferred, and the Transferor shall not cause the Issuer to grant, assign, pledge or transfer to any Person, a security interest in, or any other right, title or interest in, the Collateral Certificate, except as provided in the Indenture.

(t) The Bank agrees it has not granted, assigned, pledged or transferred and shall not grant, assign, pledge or transfer to any Person a security interest in, or any other right, title or interest in, the Receivables, except as provided in the PSA or the Receivables Purchase Agreement, as applicable, and agrees to take all action required by the PSA or the Receivables Purchase Agreement, as applicable, in order to maintain the security interests in the Receivables granted pursuant to the Receivables Purchase Agreement and the PSA, as applicable. The Bank, as Administrator, shall (i) cause the Issuer not to grant, assign, pledge or transfer to any Person a security interest in, or any other right, title or interest in, the Collateral Certificate, except as provided in the Indenture, and (ii) cause the Issuer to take all action required by the Indenture in order to maintain the security interest in the Collateral Certificate granted pursuant to the Indenture.

(u) Other than as set forth or contemplated in the Preliminary Prospectus and the Prospectus, there are no legal or governmental proceedings or investigations pending or, to its knowledge, threatened to which the Transferor, the Issuer, the Bank or any of their respective Affiliates is or may be a party or to which any property of the Transferor, the Issuer, the Bank or any of their respective Affiliates is or may be the subject (i) which, if determined adversely to the Transferor, the Issuer, the Bank, or such Affiliate, as applicable, could individually or in the aggregate reasonably be expected to have a material adverse effect on the general affairs, business, prospects, management, financial position, stockholders’ equity or results of operations of the Transferor, the Issuer or the Bank and their respective Affiliates, taken as a whole, or that would reasonably be expected to materially adversely affect the interests of the Noteholders, (ii) asserting the invalidity of this Agreement, any of the Program Documents[, the Retained Note Transaction] or the Notes or (iii) seeking to prevent the issuance of the Notes or of any of the transactions contemplated by this Agreement or any of the Program Documents[, or the Retained Note Transaction].

(v) No Early Amortization Event, and no event that would become an Early Amortization Event after any applicable grace period has elapsed, exists with respect to any outstanding Series of notes issued by the Issuer and no event has occurred that would constitute (after the issuance of such notes) an Early Amortization Event or would become an Early Amortization Event after any applicable grace period has elapsed.

(w) The Registration Statement has been filed with and has been declared effective by the Commission and is effective, and the conditions to the use of such Registration Statement, as set forth in the General Instructions to Form SF-3, and the conditions of Rule 415 under the Act, have been satisfied with respect to the Registration Statement.

(x) (i) On each of the Initial Effective Date and the Effective Date, the Registration Statement (a) conformed in all material respects to the applicable requirements of the Act and the Rules and Regulations of the Commission thereunder and the TIA and the rules and regulations thereunder and (b) did not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and (ii) on the date of this Agreement, the Registration Statement, the Preliminary Prospectus and the Prospectus (x) conform, and at the time of filing of the Preliminary Prospectus pursuant to Rule 424(h) and the Prospectus pursuant to Rule 424(b), the Registration Statement, the Preliminary Prospectus and the Prospectus will conform, in all material respects with the requirements of the Act and the Rules and Regulations and the TIA and the rules and regulations thereunder and (y) no such document includes, or will include, any untrue statement of a material fact or omits, or will omit, to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading; provided, however, that neither the Transferor nor the Bank makes any representations or warranties as to statements in or omissions from any of such documents based upon written information furnished to the Transferor or the Bank by the Underwriters specifically for use therein. Each of the Transferor and the Bank hereby acknowledges that [(i)] the only information provided by the [Class A] Underwriters for inclusion in the Registration Statement, the Preliminary Prospectus and the Prospectus is set forth (a) on the cover page of the Prospectus on the line across from “Price to public,” in the table under the heading “Class A Notes,” (b) in the table following the [second] paragraph under the heading “Underwriting” in the Prospectus in the column labeled “Class A Notes” and (c) and in the [penultimate] paragraph under the heading “Underwriting” in the Preliminary Prospectus and the Prospectus (the “[Class A] Underwriters’ Information”) [[(ii) the only information provided by the Class M Underwriters for inclusion in the Registration Statement, the Preliminary Prospectus and the Prospectus is set forth (a) on the cover page of the Prospectus on the line across from “Price to public,” in the table under the heading “Class M Notes,” (b) in the table following the [second] paragraph under the heading “Underwriting” in the Prospectus in the column labeled “Class M Notes”, (c) and in the [penultimate] paragraph under the heading “Underwriting” in the Preliminary Prospectus and the Prospectus (the “Class M Underwriters’ Information”)][(iii) the only information provided by the Class B Underwriters for inclusion in the Registration Statement, the Preliminary Prospectus and the Prospectus is set forth (a) on the cover page of the Prospectus on the line across from

“Price to public,” in the table under the heading “Class B Notes,” (b) in the table following the [second] paragraph under the heading “Underwriting” in the Prospectus in the column labeled “Class B Notes”, (c) and in the [penultimate] paragraph under the heading “Underwriting” in the Preliminary Prospectus and the Prospectus (the “Class B Underwriters’ Information”)][(iv) the only information provided by the Class C Underwriters for inclusion in the Registration Statement, the Preliminary Prospectus and the Prospectus is set forth (a) on the cover page of the Prospectus on the line across from “Price to public,” in the table under the heading “Class C Notes,” (b) in the table following the [second] paragraph under the heading “Underwriting” in the Prospectus in the column labeled “Class C Notes”, (c) and in the [penultimate] paragraph under the heading “Underwriting” in the Preliminary Prospectus and the Prospectus (the “Class C Underwriters’ Information”)] [and] [(v) the only information provided by the Class D Underwriters for inclusion in the Registration Statement, the Preliminary Prospectus and the Prospectus is set forth (a) on the cover page of the Prospectus on the line across from “Price to public,” in the table under the heading “Class D Notes,” (b) in the table following the [second] paragraph under the heading “Underwriting” in the Prospectus in the column labeled “Class D Notes”, (c) and in the [penultimate] paragraph under the heading “Underwriting” in the Preliminary Prospectus and the Prospectus (the “Class D Underwriters’ Information”)]].

(y) The Time of Sale Information, when taken together with the Ratings Issuer Free Writing Prospectus (as defined below), at the Time of Sale did not, and any amendment thereof or supplement thereto, as of its respective date did not, and at the Closing Date will not, include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading (it being understood that no representation or warranty is made with respect to the omission of pricing and price-dependent information, which information shall of necessity appear only in the Prospectus); provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with the Underwriters’ Information.

(z) The Prospectus, when taken together with the Ratings Issuer Free Writing Prospectus, at the date of the Prospectus, and any amendment thereof or supplement thereto, as of its respective date, did not and at the Closing Date will not, include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with the Underwriters’ Information.

(aa) (i) Other than the Preliminary Prospectus, the Prospectus, and any issuer free writing prospectus, as defined in Rule 433(h) under the Act, in a form agreed to by the parties hereto (each, an “Issuer Free Writing Prospectus”), including (A) the Issuer Free Writing Prospectus, approved in advance by the Underwriters and filed with the

Commission in accordance with Rule 433 under the Act on or about [•] [•], 20[_]-[_], (the “Ratings Issuer Free Writing Prospectus”), that discloses the ratings to be issued with respect to the Notes by the nationally recognized statistical rating organizations hired by the Bank to rate the Notes and (B) any Road Show (as defined in Section 9), the Transferor and the Bank (including in each case its agents and representatives other than the Underwriters in their capacity as such) have not made, used, prepared, authorized, approved or referred to (and have caused the Issuer not to make, use, prepare, authorize, approve or refer to) and will not make, use, prepare, authorize, approve or refer to (and will cause the Issuer not to make, use, prepare, authorize or refer to) any “written communication” (as defined in Rule 405 under the Act) that constitutes an offer to sell or solicitation of an offer to buy the Notes; (ii) any Issuer Free Writing Prospectus will not, as of the date such Issuer Free Writing Prospectus is disseminated, include any untrue statement of a material fact or omit any material fact necessary to make the statements contained therein, in the light of the circumstances under which they were made, not misleading; (iii) any Issuer Free Writing Prospectus shall contain a legend substantially in the form of and in compliance with Rule 433(c)(2)(i) of the Act, and shall otherwise conform to any requirements for “free writing prospectuses” under the Act; and (iv) any Issuer Free Writing Prospectus shall be filed with the Commission pursuant to Rule 433 thereunder in the manner, within the time period, and to the extent required by Rule 433(d)(1).

(bb) Since the respective dates as of which information is given in the Registration Statement, the Preliminary Prospectus or the Prospectus, except as otherwise set forth therein, there has not been any material adverse change in (i) the condition, financial or otherwise, or in the earnings, business or operations, of the Bank, the Transferor or the Issuer and (ii) the financial or statistical information contained in the Preliminary Prospectus or the Prospectus under the captions “Receivables Performance” and “The Trust Portfolio.”

(cc) The Transferor was not, on the date on which the first bona fide offer of the Notes was made, an “ineligible issuer” as defined in Rules 405 under the Act.

(dd) The Bank has provided a written representation to each of the nationally recognized statistical rating organizations hired by the Bank, which satisfied the requirements of paragraph (a)(3)(iii) of Rule 17g-5 of the Exchange Act (“Rule 17g-5”), as amended, (the “17g-5 Representation”). The Bank has complied, and will continue to comply, with the 17g-5 Representation, other than any breach of the 17g-5 Representation that would not have a material adverse effect on the Notes or any breach of the 17g-5 Representation arising from a breach by any of the Underwriters of the representation, warranty and covenant set forth in Section 5(b).

(ee) The Transferor has complied with Rule 193 of the Act in all material respects in connection with the offering of the Underwritten Notes.

(ff) Each of the Issuer and WFNMT is not now, and immediately following the issuance of the Notes pursuant to the Indenture and the application of proceeds therefrom as described in the Prospectus will not be, a “commodity pool” as defined in the Commodity Exchange Act (the “CEA”).

(gg) None of the Bank, the Transferor, WFNMT or the Issuer nor any of their respective affiliates has engaged, and from the date of this Agreement to the Closing Date, will not engage, any third-party to provide due diligence services within the meaning of Rule 17g-10(d)(1) under the Exchange Act or obtained any third-party due diligence report within the meaning of Rule 15Ga-2(d) under the Exchange Act with respect to the assets held by WFNMT in connection with the issuance and offering of the Notes.

(hh) The Transferor has conducted its annual compliance evaluation as required by Rule 401(g)(4) of the Rules and Regulations, as of ninety days after the end of the Transferor’s fiscal year ended December 31, 20[•], and determined that it met the registrant requirements set forth in General Instruction I.A to Form SF-3 as of such date.

(ii) The Transferor has paid the registration fee for the Notes in accordance with Rule 456 of the Rules and Regulations.

(jj) The Bank is the appropriate entity to comply with all requirements imposed on the sponsor of a securitization transaction in accordance with the final rules contained in Regulation RR, 17 C.F.R. §246.1, et seq. (the “Credit Risk Retention Rules”) implementing the credit risk retention requirements of Section 15G of the Exchange Act, either directly or (to the extent permitted by the Credit Risk Retention Rules) through one or more wholly-owned affiliates (as defined in the Credit Risk Retention Rules, each a “Wholly-Owned Affiliate”). The Bank or one or more of its Wholly-Owned Affiliates satisfies the Credit Risk Retention Rules by maintaining a “seller’s interest” (as defined in the Credit Risk Retention Rules) in WFNMT of not less than five percent (5%) of the aggregate unpaid principal balance of all outstanding investor “ABS interests” (as defined in the Credit Risk Retention Rules) of the Issuer, determined in accordance with the Credit Risk Retention Rules, without any impermissible transfer, hedging or financing of such retained interest. For the avoidance of doubt, no Underwriter shall have any obligation to provide disclosures under, or ensure the Bank’s compliance with, the Credit Risk Retention Rules.

Section 3. Purchase, Sale, Payment and Delivery of the Notes. (a) On the basis of the representations, warranties and agreements herein contained, but subject to the terms and conditions herein set forth, the Transferor agrees to sell to the Underwriters, and the Underwriters agree, severally and not jointly, to purchase from the Transferor, at a purchase price of [•]% of the principal amount thereof, $[•] aggregate principal amount of the Class A Notes, each Underwriter to purchase the amounts shown on Schedule A hereto.

(b) On the basis of the representations, warranties and agreements herein contained, but subject to the terms and conditions herein set forth, the Transferor agrees to sell to the Class M Underwriters, and the Class M Underwriters agree, severally and not jointly, to purchase from the Transferor, at a purchase price of [•]% of the principal amount thereof, $[•] aggregate principal amount of the Class M Notes, each Class M Underwriter to purchase the amounts shown on Schedule A hereto.

(c) [On the basis of the representations, warranties and agreements herein contained, but subject to the terms and conditions herein set forth, the Transferor agrees to sell to the Class B Underwriters, and the Class B Underwriters agree, severally and not jointly, to purchase from the Transferor, at a purchase price of [•]% of the principal amount thereof, $[•] aggregate principal amount of the Class B Notes, each Class B Underwriter to purchase the amounts shown on Schedule A hereto.]

(d) [On the basis of the representations, warranties and agreements herein contained, but subject to the terms and conditions herein set forth, the Transferor agrees to sell to the Class C Underwriters, and the Class C Underwriters agree, severally and not jointly, to purchase from the Transferor, at a purchase price of [•]% of the principal amount thereof, $[•] aggregate principal amount of the Class C Notes.]

(e) [On the basis of the representations, warranties and agreements herein contained, but subject to the terms and conditions herein set forth, the Transferor agrees to sell to the Class D Underwriters, and the Class D Underwriters agree, severally and not jointly, to purchase from the Transferor, at a purchase price of [•]% of the principal amount thereof, $[•] aggregate principal amount of the Class D Notes.]

(f) The Transferor will cause the Issuer to deliver the Underwritten Notes to the Underwriters against payment of the purchase price in immediately available funds, drawn to the order of the Transferor, at the office of [•], in [•],[•] at [•]:[•] [a.m.] [p.m.], [•] time, on [•] [•], 20[_]-[_], or at such other time not later than seven full business days thereafter as the Representatives and the Transferor determine, such time being herein referred to as the “Closing Date.” The Underwritten Notes to be delivered shall be represented by one or more definitive notes registered in the name of Cede & Co., as nominee for The Depository Trust Company. The Notes will be available for inspection by the Underwriters at the office at which the Notes are to be delivered no later than five hours before the close of business in New York City on the business day prior to the Closing Date

Section 4. Offering by Underwriters. (a) It is understood that after the Initial Effective Date, the Underwriters propose to offer the Underwritten Notes for sale to the public (which may include selected dealers) as set forth in the Prospectus. The Underwriters agree with the Transferor and the Bank that the Underwriters will not sell the Underwritten Notes through an office physically located in the State of Kansas, except to a person that is otherwise subject to Kansas income tax or Kansas franchise tax.

(b) Each Underwriter agrees that on or prior to the Closing Date it has not and thereafter it will not provide any Rating Information (as defined below) to a nationally recognized statistical rating organization hired by the Bank or other “nationally recognized statistical rating organization” (within the meaning of the Exchange Act), unless a designated representative from the Bank participated in or participates in such communication; provided, however, that if an Underwriter received or receives an oral communication from a nationally recognized statistical rating organization hired by the Bank, such Underwriter was and is authorized to inform such nationally recognized statistical rating organization hired by the Bank that it will respond to the oral communication with a designated representative from the Bank or refer such nationally recognized statistical rating organization hired by the Bank to the Bank, who will respond to the oral communication. For purposes of this paragraph, “Rating Information” means any information provided for the purpose of determining the initial credit rating for the Notes or undertaking credit rating surveillance on the Notes (as contemplated by paragraph (a)(3)(iii)(C) of Rule 17g-5).

Section 5. Certain Agreements of the Transferor. The Transferor agrees with the Underwriters that:

(a) Immediately following the execution of this Agreement, the Transferor will prepare a Prospectus setting forth the amount of the Notes covered thereby and the terms thereof, the price at which the Underwritten Notes are to be purchased by the Underwriters, the initial public offering price, the selling concessions and allowances, and such other information as the Transferor deems appropriate. The Transferor will transmit the Prospectus to the Commission pursuant to Rule 424(b) by a means reasonably calculated to result in filing with the Commission pursuant to Rule 424(b). The Transferor will not file any amendment to the Registration Statement with respect to the Notes or supplement to the Prospectus unless a copy has been furnished to each Representative for its review a reasonable time prior to the proposed filing thereof or to which the Representatives shall reasonably object in writing. The Transferor will advise the Representatives promptly of (i) the effectiveness of any amendment or supplementation of the Registration Statement, the Preliminary Prospectus or Prospectus, (ii) any request by the Commission for any amendment or supplementation of the Registration Statement, the Preliminary Prospectus or the Prospectus or for any additional information, (iii) the receipt by the Transferor of any notification with respect to the suspension of qualification of the Notes for sale in any jurisdiction or the initiation or threatening of any proceeding for such purposes and (iv) the institution by the Commission of any stop order proceeding in respect of the Registration Statement, or of any prevention or suspension of the use of the Preliminary Prospectus or the Prospectus, and will use its best efforts to prevent the issuance of any such stop order and to obtain as soon as possible its lifting, if issued.

(b) If at any time when a prospectus relating to the Notes is required to be delivered under the Act, any event occurs as a result of which the Preliminary Prospectus or Prospectus, as then amended or supplemented, would include an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein not misleading, or if it is necessary at any time to amend the Preliminary Prospectus or the Prospectus to comply with the Act, the Transferor promptly will notify each Representative of such event and prepare and file with the Commission an amendment or supplement which will correct such statement or omission or an amendment which will effect such compliance. Neither the Underwriters’ consent to, nor the Underwriters’ delivery of, any such amendment or supplement shall constitute a waiver of any of the conditions set forth in Section 5.

(c) As soon as practicable, the Transferor will cause the Issuer to make generally available to the Noteholders an earnings statement or statements of the Issuer covering a period of at least 12 months beginning after the Effective Date which will satisfy the provisions of Section 11(a) of the Act and Rule 158 of the Commission promulgated thereunder; provided, that this covenant may be satisfied by posting monthly investor reports for the Issuer for each month in such 12-month period on a publicly available website.

(d) The Transferor will furnish to each Representative an electronic copy of the Registration Statement, the Preliminary Prospectus, the Prospectus and all amendments and supplements to such documents, in each case as soon as available.

(e) The Transferor will endeavor to qualify the Underwritten Notes for sale under the securities or Blue Sky laws of such jurisdictions as the Representatives shall reasonably request and the determination of the eligibility for investment of the Underwritten Notes under the laws of such jurisdictions as the Representatives may designate and will continue such qualifications in effect so long as required for the distribution of the Underwritten Notes; provided, however, that the Transferor shall not be obligated to qualify to do business in any jurisdiction where such qualification would subject the Transferor to general or unlimited service of process in any jurisdiction where it is not now so subject.

(f) So long as any Underwritten Note is outstanding, the Transferor will furnish, or cause the Servicer to furnish, to each Representative copies of (i) each certificate and the annual statements of compliance delivered to the WFNMT Trustee and each Rating Agency pursuant to Section 3.5 of the PSA and the independent certified public accountants’ servicing reports furnished to the WFNMT Trustee, the Servicer and each Rating Agency pursuant to Sections 3.6(a) and (b) of the PSA and (ii) copies of each certificate and the annual statements of compliance delivered to the Owner Trustee, the Indenture Trustee and each Rating Agency pursuant to Section 3.5 of the TSA and the independent certified public accountants’ servicing reports furnished to the Indenture Trustee, the Servicer and the Rating Agencies pursuant to Sections 3.6(a) and (b) of the TSA, by first class mail as soon as practicable after such certificates, statements and reports are furnished to the WFNMT Trustee, the Owner Trustee, the Indenture Trustee or the Rating Agencies, as the case may be; provided, however, that the Transferor’s obligations pursuant to this Section 5(f) shall be deemed satisfied to the extent that such certificates, statements or reports are filed with the Commission pursuant to the Securities Exchange Act of 1934, as amended (the “Exchange Act”), on or before the date the Transferor would otherwise be required to furnish to each Representative copies of such certificates, statements or reports pursuant to this Section 5(f).

(g) So long as any Underwritten Note is outstanding, the Transferor will furnish, or cause the Servicer to furnish, to each Representative, by first-class mail as soon as practicable (i) all documents concerning the Receivables, the Collateral Certificate or the Notes distributed by the Transferor or the Servicer (under each of the PSA and TSA) to the Noteholders, or filed with the Commission pursuant to the Exchange Act, (ii) any order of the Commission under the Act or the Exchange Act applicable to the Issuer, to WFNMT, or to the Transferor, or pursuant to a “no-action” letter obtained from the staff of the Commission by the Transferor and affecting the Issuer, WFNMT, or the Transferor and (iii) from time to time, such other information concerning the Issuer or WFNMT as the Representatives may reasonably request.

(h) Whether or not the transactions contemplated by this Agreement are consummated or this Agreement is terminated for any reason, except a default by the Underwriters hereunder, the Transferor will pay all expenses incident to the performance of its obligations under this Agreement (except as otherwise agreed in writing between the Transferor and the Representatives) and will reimburse the Underwriters for any expenses incurred by them in connection with qualification of the Underwritten Notes for sale and determination of the eligibility of the Underwritten Notes for investment under the laws of such jurisdictions as the Representatives designate, and for any fees charged by investment rating agencies for the rating of the Notes and for any filing fee of the Financial Industry Regulatory Authority, Inc. relating to the Notes. The Transferor and the Underwriters will each bear their own respective fees and disbursements of counsel (which in the case of the Transferor will include all legal fees relating to Blue Sky matters).

(i) To the extent, if any, that any rating provided with respect to the Notes by any nationally recognized statistical rating organization hired by the Bank is conditional upon the furnishing of documents or the taking of any other actions by the Transferor, the Transferor shall furnish such documents and take any such other actions as are reasonably necessary to satisfy such condition.

Section 6. Conditions of the Obligations of the Underwriters. The obligation of the Underwriters to purchase and pay for the Underwritten Notes will be subject to the accuracy of the representations and warranties given by the Transferor (as to itself and the Issuer) and the Bank herein, to the accuracy of the statements of officers of the Transferor and the Bank made pursuant to the provisions hereof, to the performance by the Transferor and the Bank of their respective obligations hereunder and to the following additional conditions precedent:

(a) The Representatives shall have received letters dated on or prior to the Closing Date and covering each of the Preliminary Prospectus and the Prospectus, in each case from a nationally recognized accounting firm acceptable to the Representatives, confirming that they are independent public accountants within the meaning of the Act and the applicable published Rules and Regulations thereunder, substantially in the form heretofore agreed to and otherwise in form and in substance satisfactory to the Representatives and their counsel; provided, that if any such letter is dated as of a date other than the date of the Preliminary Prospectus or the Prospectus, as applicable, such letter shall include language to the effect that the procedures described therein were performed as of the date of the Preliminary Prospectus or the Prospectus, as applicable.

(b) The Representatives shall have received [(i)] fully executed copies of this Agreement, the Indenture and the other Program Documents duly executed and delivered by the parties thereto [and (ii) evidence satisfactory to the Representatives that the Retained Note Transaction has been consummated].

(c) The Preliminary Prospectus and the Prospectus shall have been filed with the Commission in accordance with the Rules and Regulations and Section 5(a) of this Agreement and, prior to the Closing Date, no stop order suspending the effectiveness of the Registration Statement shall have been issued and no proceedings for that purpose shall have been instituted or, to the knowledge of the Transferor or the Representatives, shall be contemplated by the Commission. The Registration Statement, the Preliminary Prospectus and the Prospectus, and each amendment or supplement thereto, as of their respective effective or issue dates, complied as to form in all material respects with the requirements of the Act.

(d) Subsequent to the execution and delivery of this Agreement none of the following shall have occurred: (i) any change, or any development involving a prospective change, in or affecting particularly WFNMT, the Issuer, the business or properties of the Transferor or the Bank which, in the judgment of the Underwriters make it impractical or inadvisable to proceed with the completion and sale of and payment for the Underwritten Notes, (ii) trading in securities generally on the New York Stock Exchange, the American Stock Exchange or the over-the-counter market shall have been suspended, limited or minimum prices shall have been established on either of such exchanges or such market by the Commission, by such exchange or by any other regulatory body or governmental authority having jurisdiction; (iii) a banking moratorium shall have been declared by Federal or state authorities; (iv) any material disruption in securities settlement or clearance services in the United States, the direct effect of which on any party involved in the settlement or clearance of the Notes would make it impractical to proceed with the completion and sale of and payment for the Notes; or (v) the United States shall have become engaged in hostilities, there shall have been an escalation of hostilities involving the United States or there shall have been a declaration of a national emergency or war by the United States or any other substantial national or international calamity or emergency which, in the judgment of the Underwriters, the effect of such hostilities, escalation, declaration or other calamity or emergency makes it impractical or inadvisable to proceed with the completion and sale of and payment for the Underwritten Notes.

(e) The Representatives shall have received an opinion, dated the Closing Date, of [•], as counsel for the Transferor and the Bank, satisfactory in form and substance to the Representatives and their counsel to the effect that:

(i) The Transferor and the Bank (each collectively referred to in this Section 6(e) as a “WFN Entity”) is duly qualified to do business and is in good standing under the laws of each jurisdiction in which it is required to qualify, except where failure to so qualify would not have a material adverse effect on such WFN Entity, and has full power and authority to own its properties and to conduct its business as described in the Registration Statement, the Preliminary Prospectus and the Prospectus.

(ii) Each of the Program Documents to which the Bank is a party and this Agreement, has been duly authorized by the Bank.

(iii) None of the execution and delivery of the Program Documents and this Agreement by either WFN Entity that is party thereto, the consummation of any of the transactions contemplated therein, or the fulfillment of the terms thereof, [or the consummation of the Retained Note Transaction,] results in a material breach or material violation of or constitutes a default under (A) any Requirements of Law under the laws of the state[s] of [•](collectively, the “Included Laws”) applicable to such WFN Entity, (B) any term or provision of any order known to such counsel to be currently applicable to such WFN Entity of any court, regulatory body, administrative agency or governmental body having jurisdiction over such WFN Entity or (C) any term or provision of any indenture or other agreement or instrument known to such counsel to which such WFN Entity is a party or by which either of them or any of their properties are bound, except, in the case of clauses (B) and (C), to the extent such violation, breach or default would not have a material adverse effect on the Notes, the Collateral Certificate, or any WFN Entity.

(iv) Except as otherwise disclosed in the Preliminary Prospectus, the Prospectus or the Registration Statement, there is no pending or, to the best of such counsel’s knowledge, threatened action, suit or proceeding before any court or governmental agency, authority or body or any arbitrator with respect to WFNMT, the Issuer, the Collateral Certificate, the Notes, [or] any of the Program Documents or this Agreement or any of the transactions contemplated therein, [or the Retained Note Transaction,] with respect to a WFN Entity which, if adversely determined, would have a material adverse effect on the Notes, the Collateral Certificate, WFNMT or the Issuer or upon the ability of any WFN Entity to perform its obligations under the Program Documents or this Agreement.

(v) As of the Closing Date, nothing has come to the attention of such General Counsel that caused such General Counsel to believe that the factual statements included in the Registration Statement, the Preliminary Prospectus and the Prospectus describing (A) legal proceedings relating to the WFN Entities, (B) contracts and other documents (other than the Specified Agreements (as defined in such opinion)) relating to the WFN Entities, and (C) the business of the Bank, the Transferor, WFNMT and the Issuer in the Prospectus under the headings “The Sponsor,” “The Depositor—WFN Credit Company, LLC,” ”World Financial Network Credit Card Master Trust” and “The Issuing Entity—World Financial Network Credit Card Master Note Trust” contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that no opinion is expressed with respect to the financial statements or other financial, statistical or accounting data contained in or omitted from the Registration Statement, the Preliminary Prospectus or the Prospectus.

(f) The Representatives shall have received an opinion, dated the Closing Date, of [•], special counsel to the Transferor and the Bank, satisfactory in form and substance to the Representatives, and their counsel to the effect that:

(i) The Transferor is a limited liability company in good standing, duly organized and validly existing under the laws of the State of Delaware and has full limited liability company power and authority to execute, deliver and perform all of its obligations under the Program Documents to which it is a party and to consummate the transactions contemplated thereby, [and to consummate the Retained Note Transaction]; the execution and delivery by the Transferor of this Agreement and the Program Documents to which the Transferor is a party have been duly authorized by all necessary action on the part of the Transferor; and this Agreement and each of the Program Documents to which the Transferor or the Bank is a party has been duly executed and delivered by and on behalf of such party, and the Program Documents (other than the Trust Agreement) constitute legal, valid and binding obligations of the Transferor and the Bank, as the case may be, under the laws of New York, enforceable against each such Person in accordance with its terms, subject to (A) the effect of any applicable bankruptcy, insolvency, fraudulent conveyance or similar laws affecting creditors’ rights generally and the rights of creditors of Delaware state chartered banks (including, without limitation, the determination pursuant to 12 U.S.C. § 1821(e) of any liability for the disaffirmance or repudiation of any contract) and (B) general principles of equity (regardless of whether considered in a proceeding in equity or at law), including (without limitation) concepts of commercial reasonableness, good faith and fair dealing, and the possible unavailability of specific performance or injunctive relief. Such counsel also notes that certain of the remedial provisions in the Program Documents and this Agreement may be limited or rendered ineffective or unenforceable in whole or in part under the laws of the State of New York, but the inclusion of such provisions does not make the remedies provided by the Program Documents or this Agreement inadequate for the practical realization of the material rights and benefits purported to be provided thereby, except for the economic consequences of procedural or other delay.

(ii) The execution and delivery by the Transferor of this Agreement and the Program Documents to which it is a party, and the consummation of each of the transactions contemplated thereby, [and the consummation of the Retained Note Transaction,] will not violate any applicable law, statute or governmental rule or regulation.

(iii) The Notes are in due and proper form and when executed, authenticated and delivered as specified in the Indenture, and when delivered against payment of the consideration for the Underwritten Notes specified in this Agreement [and the consideration for the Retained Notes], will be validly issued and outstanding, will constitute legal, valid and binding obligations of the Issuer, enforceable against the Issuer in accordance with their terms and will be entitled to the benefits of the Indenture, subject to (A) the effect of any applicable bankruptcy, insolvency, fraudulent conveyance or similar laws affecting creditors’ rights generally (including, without limitation, the determination pursuant to 12 U.S.C. § 1821(e) of any liability for the disaffirmance or repudiation of any contract) and (B) general principles of equity (regardless of whether considered in a proceeding in equity or at law), including (without limitation) concepts of commercial reasonableness, good faith and fair dealing, and the possible unavailability of specific performance or injunctive relief. Such counsel also notes that certain of the remedial provisions in the Program Documents and this Agreement may be limited or rendered ineffective or unenforceable in whole or in part under the laws of the State of New York, but the inclusion of such provisions does not make the remedies provided by the Program Documents or this Agreement inadequate for the practical realization of the material rights and benefits purported to be provided thereby, except for the economic consequences of procedural or other delay.

(iv) The Collateral Certificate is in due and proper form and is validly issued and outstanding and entitled to the benefits of the PSA.

(v) The Registration Statement has become effective under the Act, the Preliminary Prospectus has been filed with the Commission pursuant to Rule 424(h) thereunder in the manner and within the time period required by Rule 424(h) and the Prospectus has been filed with the Commission pursuant to

Rule 424(b) thereunder in the manner and within the time period required by Rule 424(b). To the best of such counsel’s knowledge, no stop order suspending the effectiveness of the Registration Statement or the Prospectus and no proceedings for that purpose have been instituted or are contemplated by the Commission.

(vi) The execution and delivery by each of the Bank, the Issuer, WFNMT and the Transferor of this Agreement and the Program Documents to which it is a party, does not, and the consummation by each of the Bank, the Issuer, WFNMT and the Transferor of the transactions contemplated thereby to occur on the Closing Date will not, require any consent, authorization or approval of, the giving of notice to or registration, order, filing, qualification, license or permit of or with any court or governmental entity, except such as may have been made and such as may be required under the Federal securities laws, the blue sky laws of any jurisdictions or the Uniform Commercial Code of any state.

(vii) The statements in the Prospectus under the headings “Structural Summary—Certain ERISA Considerations,” “Risk Factors—If a conservator or receiver were appointed for Comenity Bank, delays or reductions in payment of your notes could occur,” “The Sponsor—Certain Regulatory Matters,” “The Issuing Entity— Perfection and Priority of Security Interests” and “— Conservatorship and Receivership; Bankruptcy,” “The Trust Portfolio— Consumer Protection Laws,” “Certain Considerations for ERISA and Other U.S. Benefit Plans” and “Federal Income Tax Consequences,” to the extent that they constitute matters of law or legal conclusions with respect thereto, have been reviewed by such counsel and are correct in all material respects.

(viii) This Agreement, the Program Documents, the Collateral Certificate and the Notes conform in all material respects to the descriptions thereof contained in the Prospectus.

(ix) The Indenture has been duly qualified under the TIA and complies as to form with the TIA and the rules and regulations of the Commission thereunder. The Issuer is not now, and immediately following the issuance of the Notes pursuant to the Indenture and the application of proceeds therefrom as described in the Prospectus will not be, (i) required to be registered under the 1940 Act, (ii) a “covered fund” for purposes of the Volcker Rule. The Issuer satisfies the requirements to rely on the exclusion from the definition of “investment company” provided by Rule 3a-7 under the 1940 Act, although there may be additional statutory or regulatory exclusions or exemptions available to the Issuer.

(x) The PSA need not be qualified under the TIA. WFNMT is not now, and immediately following the issuance of the Notes pursuant to the Indenture and the application of proceeds therefrom as described in the Prospectus will not be, (i) required to be registered under the 1940 Act, or (ii) a “covered fund” for purposes of the Volcker Rule. WFNMT does not rely on the exemption from the definition of “investment company” in Section 3(c)(1) or 3(c)(7) of the 1940 Act.

(xi) Subject to the discussion in the Prospectus under the heading “Federal Income Tax Consequences,” (A) the Notes will properly be characterized as indebtedness and neither WFNMT nor the Issuer will be treated as an association (or publicly traded partnership) taxable as a corporation, for U.S. federal income tax purposes and (B) the issuance of the Notes will not cause or constitute an event in which gain or loss would be recognized by any holder of notes or Investor Certificates of any outstanding series or class, for U.S. federal income tax purposes.

(xii) For Texas corporate franchise tax purposes, Noteholders not otherwise subject to Texas corporate franchise tax will not become subject to the Texas corporate franchise tax solely by reason of their ownership of the Notes, together with such other opinions related thereto as the Representatives reasonably request.

(xiii) (i) If WFNMT or the Issuer were determined to be a foreign corporation or a foreign business trust, it would be subject to an annual Kansas franchise tax up to a maximum of $20,000 per year, but only if it either (A) qualifies or registers to do business in the State of Kansas or (B) transacts business in the State of Kansas and if WFNMT or the Issuer were determined not to be one of these entities, it will not be subject to Kansas franchise tax; (ii) for Kansas income tax purposes, each of WFNMT and the Issuer will not be treated as an entity subject to tax; and (iii) a Noteholder which is not otherwise subject to Kansas income tax or Kansas franchise tax, which has not acquired its Notes through an underwriter’s office physically located in the State of Kansas, and which has no connections to the State of Kansas except any connection that may exist solely by virtue of either (A) its ownership of a Note or (B) the collection of Receivables and the performance of other servicing activities in Kansas by an entity unrelated to any such Noteholder, will not become subject to the Kansas income tax or Kansas franchise tax solely by reason of its ownership of one or more of the Notes, together with such other opinions related thereto as the Representatives reasonably request. For purposes of Section 5(f)(xiii) only, the term “Noteholder” does not include the Issuer, WFNMT, WFN LLC and an affiliate of any of them.

(xiv) For Colorado income tax purposes, neither WFNMT nor the Issuer will be treated as an entity subject to tax and Noteholders, not otherwise subject to Colorado income tax, will not become subject to Colorado income tax merely by reason of their ownership of the Notes, together with such other opinions related thereto as the Representatives reasonably request.

(xv) For Delaware income tax purposes, neither WFNMT nor the Issuer will be treated as an entity subject to tax and Noteholders, not otherwise subject to Delaware income tax, will not become subject to Delaware income tax merely by reason of their ownership of the Notes, together with such other opinions related thereto as the Representatives reasonably request.

(xvi) For New Mexico income tax purposes, neither WFNMT nor the Issuer will be treated as an entity subject to tax and Noteholders, not otherwise subject to New Mexico income tax, will not become subject to New Mexico income tax merely by reason of their ownership of the Notes, together with such other opinions related thereto as the Representatives reasonably request.

(xvii) The Indenture constitutes the legal, valid and binding obligation of the Issuer, enforceable against the Issuer in accordance with its terms under the laws of the State of New York, subject to (A) the effect of any applicable bankruptcy, insolvency, fraudulent conveyance or similar laws affecting creditors’ rights generally (including, without limitation, the determination pursuant to 12 U.S.C. § 1821(e) of any liability for the disaffirmance or repudiation of any contract) and (B) general principles of equity (regardless of whether considered in a proceeding in equity or at law), including (without limitation) concepts of commercial reasonableness, good faith and fair dealing, and the possible unavailability of specific performance or injunctive relief. Such counsel also notes that certain of the remedial provisions in the Program Documents and this Agreement may be limited or rendered ineffective or unenforceable in whole or in part under the laws of the State of New York, but the inclusion of such provisions does not make the remedies provided by the Program Documents or this Agreement inadequate for the practical realization of the material rights and benefits purported to be provided thereby, except for the economic consequences of procedural or other delay.

(xviii) The Registration Statement, as of the Effective Date (including the Prospectus, as included in the Registration Statement pursuant to Rule 430D(f)(1) and (2) under the Act, as of such Effective Date), complied as to form in all material respects with the requirements of the Act and the Rules and Regulations under the Act, except that such counsel need not express any opinion as to the financial and statistical data included therein or excluded therefrom, any other documents or information incorporated by reference into the Registration Statement or the Prospectus, the exhibits to the Registration Statement or compliance by the Transferor and each issuing entity previously established, directly and indirectly, by the Transferor or any affiliate of the Transferor with the registrant requirements set forth in General Instruction I.A.2 of Form SF-3 as of any required date and, except as and to the extent set forth in paragraphs (vii) and (viii), such counsel does not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Registration Statement or the Prospectus.

(xix) If the FDIC were appointed as conservator or receiver for the Bank (a) the FDIC regulation entitled “Treatment by the Federal Deposit Insurance Corporation as Conservator or Receiver of Financial Assets Transferred by an Insured Depository Institution in Connection with a Securitization or Participation,” 12 CFR § 360.6 (as amended to the date hereof, the “Rule”) would be applicable to the transfers of Receivables by the Bank to the Transferor under the Receivables Purchase Agreement, (b) under the Rule, the FDIC, acting as conservator or receiver for the Bank could not, by exercise of its authority to disaffirm or repudiate contracts under 12 U.S.C. § 1821(e), reclaim or recover the Receivables or the proceeds thereof from the Transferor or the assignee of the Transferor or recharacterize the Receivables or the proceeds thereof as property of the Bank or of the conservatorship or receivership for the Bank, (c) the FDIC, acting as conservator or receiver for the Bank could not, by exercise of its authority under 12 U.S.C. §§ 1821(d)(9), 1821(n)(4)(I), or 1823(e), avoid the Receivables Purchase Agreement or the transfers thereunder; provided, however, that such counsel need not offer any opinion as to whether, in receivership, the FDIC or any creditor of the Bank may reclaim or recover the Receivables from the Transferor or WFNMT, or recharacterize the Receivables as property of the Bank or of the conservatorship or receivership for the Bank, if the Noteholders receive payment of the principal amount of their Notes and the interest earned thereon (at the interest rates specified in respect of such Notes) through the date the Noteholders are so paid.

(xx) If the FDIC were to be appointed as a conservator or receiver for the Bank a court having jurisdiction over the conservatorship or receivership would not substantively consolidate the assets and liabilities of the Transferor with those of the Bank, and would determine that (a) the transfers of Receivables by the Bank to the Transferor under the Receivables Purchase Agreement constitutes a sale of such Receivables to the Transferor by the Bank, as opposed to a secured loan or a grant of a security interest to secure a loan, (b) the rights, titles, powers, and privileges of the FDIC as conservator or receiver of the Bank (excluding any additional powers that may be accorded to a receiver or a conservator in a receivership or conservatorship of the Bank under Delaware law to the extent such powers are incorporated in Federal law by 12 U.S.C. § 1821(e)(1)) would not extend to the Receivables and (c) the FDIC would not be entitled to recover the Receivables using its repudiation power under 12 U.S.C. § 1821(e)(1).

(xxi) Certain matters relating to the transfer of the Receivables from the Bank to the Transferor under the Receivables Purchase Agreement and from the Bank to WFNMT under the PSA, as applicable, together with such other opinions related thereto as the Representatives reasonably request.

(xxii) Certain matters relating to the transfer of the Receivables from the Transferor to WFNMT under the PSA.

(xxiii) The Receivables Purchase Agreement creates in favor of the Transferor a security interest in the Receivables and the identifiable proceeds thereof. Such security interest is perfected.

(xxiv) The PSA creates in favor of WFNMT a security interest in the Receivables and the identifiable proceeds thereof. Such security interest is perfected. No secured party has filed a financing statement that is effective as of the date of the search reports of Corporation Service Company described in and attached as Exhibit D to that certain Mayer Brown opinion regarding certain perfection matters, naming the Transferor as the debtor and indicating the Receivables as collateral (other than financing statements filed in connection with the transactions contemplated by the Program Documents).

(xxv) Certain matters relating to the transfer of the Collateral Certificate from the Transferor to the Issuer under the TSA.

(xxvi) The TSA creates in favor of the Issuer a security interest in the Collateral Certificate and the identifiable proceeds thereof. Such security interest is perfected.

(xxvii) The provisions of the Indenture are effective under the NY UCC to create in favor of the Indenture Trustee a security interest in the Issuer’s rights in the Collateral and in any identifiable proceeds thereof. If the Collateral Certificate is an “instrument,” a “certificated security” or “tangible chattel paper” (as such terms are defined in § 9-102 and § 8-102 of the NY UCC), to the extent that the Indenture Trustee has physical possession of the Collateral Certificate in the State of New York, and such Collateral Certificate has been registered in the name of the Indenture Trustee upon the books maintained for that purpose by or on behalf of WFNMT, or endorsed to the Indenture Trustee or in blank, the Indenture Trustee’s security interest in the Collateral Certificate will be perfected by “control” (within the meaning of the NY UCC). Further assuming the Indenture Trustee does not have notice of any adverse claim (within the meaning of NY UCC § 8-102(a)(1)), upon becoming perfected in the foregoing manner the Indenture Trustee’s security interest in the Collateral Certificate will be free of any adverse claim. As evidenced by the time-stamped copies of the financing statements filed in the Office of the Secretary of State of the State of Delaware,

attached as Exhibit C to that certain Mayer Brown opinion regarding certain perfection matters, the Indenture Trustee’s security interest in the Issuer’s rights in the Collateral Certificate (together with any other Collateral in which a security interest may be perfected by filing for the purposes of the DE UCC) and in identifiable cash proceeds thereof is perfected. No secured party has filed a financing statement that is effective as of the date of the search reports of Corporation Service Company described in and attached as Exhibit D to that certain Mayer Brown opinion regarding certain perfection matters, naming the Issuer as the debtor and indicating the Collateral (other than financing statements filed in connection with the transactions contemplated by the Program Documents).

(xxviii) The Receivables constitute accounts within the meaning of § 9-102 of the NY UCC.

Such counsel also shall state that they have participated in conferences with representatives of the Transferor and the Bank and their independent public accountants, the Representatives and counsel to the Underwriters concerning the Registration Statement, the Preliminary Prospectus, the Ratings Issuer Free Writing Prospectus and the Prospectus, and that, on the basis of the information such counsel gained in the course of performing its professional engagement, nothing came to its attention that caused it to believe that (a) the Registration Statement, when taken together with the Ratings Issuer Free Writing Prospectus, at the Effective Date, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading; (b) the Preliminary Prospectus, when taken together with the Ratings Issuer Free Writing Prospectus, as of the Time of Sale, considered together with the statements in the Prospectus with respect to blanks and other items identified in the Preliminary Prospectus as to be completed in the Prospectus, included or includes an untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; or (c) the Prospectus, when taken together with the Ratings Issuer Free Writing Prospectus, as of the date of the Prospectus and as of the Closing Date, included or includes an untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that it need not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Registration Statement, the Preliminary Prospectus, the Ratings Issuer Free Writing Prospectus or the Prospectus (except as stated in paragraphs (vii) and (viii) above), and it need not express any belief with respect to the financial statements or other financial, statistical or accounting data contained in or omitted from the Registration Statement, the Preliminary Prospectus, the Ratings Issuer Free Writing Prospectus or the Prospectus, or, in the case of the Preliminary Prospectus, with respect to the omission of pricing and price- dependent information, which information shall of necessity appear only in the Prospectus.

In rendering such opinion, counsel may rely (A) as to matters involving the application of laws of any jurisdiction other than the State of New York and the United States, to the extent deemed proper and stated in such opinion, upon the opinion of other counsel of good standing believed by such counsel to be reliable and acceptable to the Representatives and their counsel, and (B) as to matters of fact, to the extent deemed proper and as stated therein, on certificates of responsible officers of the Issuer, the Bank, the Transferor and public officials.

(g) The Representatives shall have received from [•], special counsel for the Underwriters, such opinion or opinions, dated the Closing Date, with respect to such matters relating to this transaction as the Representatives may require, and the Transferor shall have furnished to such counsel such documents as they request for the purpose of enabling them to pass upon such matters.

(h) The Representatives shall have received an opinion, dated the Closing Date, of [•], special Ohio counsel for the Transferor and the Bank, satisfactory in form and substance to the Representatives and their counsel, to the effect that (i) neither WFNMT nor the Issuer will be subject to (A) the corporation franchise tax imposed on corporations, financial institutions or certain associations by Ohio Revised Code Chapter 5733, (B) the financial institutions tax imposed on financial institutions by Ohio Revised Code Chapter 5726, (C) the income tax imposed on trusts by Ohio Revised Code Chapter 5747, or (D) the commercial activity tax by Ohio Revised Code Chapter 5751; and (ii) Noteholders not otherwise subject to Ohio corporation franchise tax or Ohio personal income tax will not become subject to Ohio corporation franchise tax or Ohio personal income tax by reason of their ownership of the Notes.

(i) The Representatives shall have received a certificate from each of the Transferor and the Bank, dated the Closing Date, of a Treasurer, Vice President or more senior officer of the Transferor or the Bank, as the case may be, in which such officer, to the best of his/her knowledge after reasonable investigation, shall state that (i) the representations and warranties of the Transferor and the Bank, as the case may be, in this Agreement are true and correct on and as of the Closing Date, (ii) the Transferor or the Bank, as the case may be, has complied with all agreements and satisfied all conditions on its part to be performed or satisfied hereunder at or prior to the Closing Date, (iii) the representations and warranties of the Transferor or the Bank, as the case may be, contained in this Agreement and the Program Documents to which it is a party are true and correct as of the dates specified herein and therein, (iv) no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been instituted or are threatened by the Commission, (v) nothing has come to such officers’ attention that would lead such officers to believe that the Prospectus, as of its date, as of the date of any amendment or supplement thereto, and as of the Closing

Date, or the Preliminary Prospectus as of its date, as of the date of any amendment or supplement thereto, and as of the Time of Sale, contained or contains an untrue statement of a material fact or omitted or omits to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading, and (vi) subsequent to the date of the Prospectus, there has been no material adverse change in the financial position or results of operation of the Bank’s credit card business except as set forth in or contemplated by the Prospectus or as described in such certificate.

(j) The Representatives shall have received an opinion of [•], counsel to the Owner Trustee, dated the Closing Date, satisfactory in form and substance to the Representatives and their counsel, to the effect that:

(i) Citicorp Trust is validly existing as a national banking association under the laws of the United States of America and had at all relevant times and currently has the power and authority to execute, deliver and perform the Agreement of Resignation and perform the Trust Agreement and to consummate the transactions contemplated thereby, and, on behalf of the Issuer, to execute and deliver the Indenture Supplement and the TSA and to consummate the transactions contemplated by the Indenture Supplement, the TSA and the Master Indenture.

(ii) The Agreement of Resignation has been duly authorized, executed and delivered by Citicorp Trust and the Trust Agreement, to the extent assumed by Citicorp Trust from USBTNA, constitutes a legal, valid and binding obligation of Citicorp Trust, enforceable against Citicorp Trust in accordance with its terms.

(iii) The Indenture Supplement has been duly authorized, executed and delivered by the Owner Trustee on behalf of the Issuer.

(iv) No consent, approval, withholding of objection on the part of, giving notice to, or other authorization of, or registration, qualification, declaration or filing with, or the taking of any other action in respect of, any governmental authority or agency of the United States of America or of the State of Delaware governing the trust powers of Citicorp Trust is required by or with respect to Citicorp Trust, in its individual capacity or as Owner Trustee, as the case may be, for the execution, delivery or performance of the Agreement of Resignation and performance of the Trust Agreement by Citicorp Trust, or, as Owner Trustee on behalf of the Issuer, for the valid execution and delivery of the Indenture Supplement, and performance of the Indenture Supplement, TSA and the Master Indenture, for the consummation of any of the transactions by Citicorp Trust or the Owner Trustee, as the case may be, contemplated thereby, or for the validity or enforceability thereof (other than the filing of the Certificate of Trust (as defined in such counsel’s opinion), which Certificate of Trust has been duly filed).

(v) None of (x) the execution, delivery or performance of the Agreement of Resignation and performance of the Trust Agreement by Citicorp Trust, (y) as Owner Trustee on behalf of the Issuer, the execution and delivery of the Indenture Supplement, and performance of the Indenture Supplement, TSA and the Master Indenture, or (z) the consummation of any of the transactions by Citicorp Trust or the Owner Trustee, as the case may be, contemplated thereby, is in violation of the articles of association or bylaws of Citicorp Trust or of any law, governmental rule or regulation of the State of Delaware or of the United States of America governing the trust powers of Citicorp Trust.

(k) The Representatives shall have received an opinion of [•], special Delaware counsel to the Issuer, dated the Closing Date, satisfactory in form and substance to the Representatives and their counsel, to the effect that:

(i) The Issuer has been duly formed and is validly existing in good standing as a statutory trust under the Delaware Statutory Trust Act, 12 Del. C. 3801 et seq. (referred to in this Section 5(k) as the “Trust Act”).

(ii) The Trust Agreement, with respect to the Owner Trustee to the extent assumed by the Owner Trustee from Chase, is a legal, valid and binding obligation of the Transferor and the Owner Trustee, enforceable against the Transferor and the Owner Trustee, in accordance with its terms.

(iii) Under the Trust Act and the Trust Agreement, the execution and delivery of the TSA, the Indenture and the Administration Agreement (the TSA, the Indenture and the Administration Agreement collectively, the “Trust Documents”), the issuance of the Notes, and the granting of the Collateral (as defined in the Master Indenture) to the Indenture Trustee as security for the Notes has been duly authorized by all necessary trust action on the part of the Issuer.

(iv) Under the Trust Act and the Trust Agreement, the Issuer has (A) the trust power and authority to execute, deliver and perform its obligations under the Trust Documents and the Notes, and (B) duly authorized, executed and delivered the Trust Documents and the Notes.

(v) Neither the execution, delivery and performance by the Issuer of the Trust Documents or the Notes, nor the consummation by the Issuer of any of the transactions contemplated thereby, requires the consent or approval of, the withholding of objection on the part of, the giving of notice to, the filing, registration or qualification with, or the taking of any other action in respect of, any governmental authority or agency of the State of Delaware, other than the filing of the Certificate of Trust (as defined in such counsel’s opinion) with the Delaware Secretary of State (which Certificate of Trust has been duly filed) and the filing of any UCC financing statements with the Delaware Secretary of State pursuant to the Master Indenture.

(vi) Neither the execution, delivery and performance by the Issuer of the Trust Documents, or the Notes, nor the consummation by the Issuer of the transactions contemplated thereby, is in violation of the Trust Agreement or of any law, rule, or regulation of the State of Delaware applicable to the Issuer.

(vii) Under Section 3805(b) of the Trust Act, no creditor of the Transferor in its capacity as beneficial owner of the Issuer shall have any right to obtain possession of, or otherwise exercise legal or equitable remedies with respect to, the property of the Issuer except in accordance with the terms of the Trust Agreement.

(viii) Under Sections 3808(a) and (b) of the Trust Act, the Issuer may not be terminated or revoked by the Transferor, and the dissolution, termination or bankruptcy of the Transferor shall not result in the termination or dissolution of the Issuer, except to the extent otherwise provided in the Trust Agreement.

(ix) The Owner Trustee is not required to hold legal title to the Trust Estate (as defined in the Master Indenture) in order for the Issuer to qualify as a valid statutory trust under the Trust Act.

(x) The Transferor is the sole beneficial owner of the Issuer.

(xi) With respect to the Issuer and the Collateral Certificate or the Receivables: (A) there is no document, stamp or other similar excise tax imposed by the State of Delaware upon the perfection of a security interest in the Collateral Certificate or the Receivables, in the transfer of the Collateral Certificate or the Receivables to or from the Issuer or upon the issuance of the Collateral Certificate or the Notes; (B) there is no personal property tax imposed by the State of Delaware upon or measured by the corpus of the Issuer; (C) the classification of the Issuer for United States federal income tax purposes will be determinative of the classification of the Issuer for Delaware income tax purposes and assuming that the Issuer will not be classified as an association or as a publicly traded partnership taxable as a corporation for United States federal income tax purposes, the Issuer will not be subject to Delaware income tax and Noteholders who are not otherwise subject to Delaware income tax will not be subject to Delaware income tax by reason of their ownership of the Notes and the receipt of income therefrom; and (D) any income tax imposed by the State of Delaware that might be applicable to the Issuer would be based upon “federal taxable income,” and for the purposes of ascertaining such income, the amount of such income for United States federal income tax purposes would be determinative, whether the characterization of the transaction is that of a sale or a loan.

(xii) The Transferor Interest (as defined in the Master Indenture) is entitled to the benefits of the Trust Agreement.

(xiii) Based solely on an inquiry on or about the Closing Date, limited to, and solely to the extent reflected on the results of computer searches of court dockets in the File & ServeXpress efile system for active cases of the Courts of Chancery of the State of Delaware and of the Superior Courts of the State of Delaware, and in the PACER efile system for active cases of the United States District Court for the District of Delaware and of the United States Bankruptcy Court sitting in the State of Delaware, such counsel is not aware of any legal or governmental proceedings pending against the Trust in the State of Delaware.

(l) The Representatives shall have received an opinion of [•], counsel to the Indenture Trustee, dated the Closing Date, satisfactory in form and substance to the Representatives and their counsel, to the effect that:

(i) U.S. Bank is a national banking association organized, validly existing and in good standing under the laws of the United States of America and the Indenture Trustee is authorized and qualified to accept the trusts imposed by the Indenture and to act as Indenture Trustee under the Indenture.

(ii) Each of the Indenture Supplement and the Successor Indenture Trustee Agreement has been duly authorized, executed and delivered by the Indenture Trustee and, assuming the due authorization, execution and delivery thereof by the other parties thereto, each of the Indenture Supplement and the Successor Indenture Trustee Agreement is the legal, valid and binding obligation of the Indenture Trustee, enforceable against the Indenture Trustee in accordance with its terms, subject to bankruptcy and insolvency laws and general principles of equity. Assuming due authorization, execution and delivery of the Master Indenture by the parties thereto, the Master Indenture is the legal, valid and binding obligation of the Indenture Trustee, enforceable against the Indenture Trustee in accordance with its terms, subject to bankruptcy and insolvency laws and general principles of equity.

(iii) U.S. Bank has duly authenticated the Notes.

(iv) U.S. Bank is duly authorized and empowered to exercise trust powers under applicable law.

(v) None of (A) the authentication of the Notes, (B) the acknowledgment of the TSA by U.S. Bank, (C) the execution and delivery of the Indenture Supplement or the Successor Indenture Trustee Agreement by the Indenture Trustee or (D) the performance of the Indenture by the Indenture Trustee conflicts with or will result in a violation of (i) any law or regulation of the United States of America or the State of New York governing the banking or trust powers of U.S. Bank or (ii) the articles of association or bylaws of U.S. Bank.

(vi) No approval, authorization or other action by, or filing with, any governmental authority of the United States of America or the State of New York having jurisdiction over the banking or trust powers of U.S. Bank was or is required in connection with the execution and delivery by the Indenture Trustee of the Indenture Supplement or the Successor Indenture Trustee Agreement or the performance by the Indenture Trustee of the terms of the Indenture or the acknowledgment of the TSA.

(m) The Representatives shall have received an opinion of [•], counsel to the WFNMT Trustee, dated the Closing Date, satisfactory in form and substance to the Representatives and their counsel, to the effect that:

(i) U.S. Bank is a national banking association organized, validly existing and in good standing under the laws of the United States of America and the WFNMT Trustee is authorized and qualified to accept the trusts imposed by the PSA and to act as WFNMT Trustee under the PSA.

(ii) Assuming the due authorization, execution and delivery thereof by the parties thereto, the PSA is the legal, valid and binding obligation of the WFNMT Trustee, enforceable against the WFNMT Trustee in accordance with its terms, subject to bankruptcy and insolvency laws and general principles of equity.

(iii) The WFNMT Trustee has duly authenticated the Collateral Certificate.

(iv) U.S. Bank is duly authorized and empowered to exercise trust powers under applicable law.

(v) None of (A) the authentication of the Collateral Certificate, (B) the execution and delivery of the Successor Trustee Agreement by the WFNMT Trustee or (C) the performance of the PSA by the WFNMT Trustee conflicts with or will result in a violation of (i) any law or regulation of the United States of America or the State of New York governing the banking or trust powers of U.S. Bank or (ii) the articles of association or bylaws of U.S. Bank.

(vi) No approval, authorization or other action by, or filing with, any governmental authority of the United States of America or the State of New York having jurisdiction over the banking or trust powers of U.S. Bank was or is required in connection with the execution and delivery by the WFNMT Trustee of the Successor Trustee Agreement or the performance by the WFNMT Trustee of the terms of the PSA.

(n) The Representatives shall have received an opinion of [•], counsel to the Bank, dated the Closing Date, satisfactory in form and substance to the Representatives and their counsel, to the effect that:

(i) The Bank has been duly incorporated and is validly existing in good standing as a banking corporation under the General Corporation Law of the State of Delaware, 8 Del. C. § 101 et seq. and the Corporation Law for State Banks and Trust Companies, 5 Del. C. § 701 et seq.

(ii) The Bank has full power and authority to execute and deliver the Program Documents to which it is a party, and to perform its obligations thereunder.

(iii) The Bank’s execution and delivery of, and performance of its obligations under, the Program Documents to which it is a party, the Bank’s consummation of the transactions contemplated by such documents to be consummated by the Bank thereunder, and the Bank’s compliance with the terms of such documents, are not prohibited by and do not violate the Bank Governance Documents or the laws of the State of Delaware.

(iv) In the event of the insolvency of the Bank and the appointment of the FDIC as receiver of the Bank, if the matter were properly briefed and presented, a court of the State of Delaware interpreting the Delaware law governing state banks would hold that the Delaware law governing state banks would not cause any transfer to WFN LLC of Receivables under the Receivables Purchase Agreement to constitute a transfer subject to avoidance by the FDIC.

(o) The Representatives shall have received an opinion, of [•], Counsel of the Asset Representations Reviewer, dated the Closing Date, satisfactory in form and substance to the Representatives and their counsel, to the effect that:

(i) The Asset Representations Reviewer is duly incorporated, validly existing and in good standing as a corporation under the laws of the State of Maryland and has the power and authority to transact the business in which it is now engaged and to enter into and perform all of its obligations under the Asset Representations Review Agreement.

(ii) The execution, delivery and performance by the Asset Representations Reviewer of the Asset Representations Review Agreement and the consummation by the Asset Representations Reviewer of the services contemplated thereby have been duly authorized by all necessary corporate action.

(iii) The Asset Representations Review Agreement has been duly and validly executed and delivered by the Asset Representations Reviewer.

(iv) The execution and delivery by the Asset Representations Reviewer of the Asset Representations Review Agreement and the consummation of the services contemplated thereby will not conflict with, result in a breach of any of the terms and provisions of, or constitute (with or without notice or lapse of time) a default under (A) the by-laws of the Asset Representations Reviewer, (B) to the best of counsel’s knowledge after due inquiry and investigation, any material indenture, contract, lease, mortgage, deed of trust or other instrument of agreement to which the Asset Representations Reviewer is a party or by which the Asset Representations Reviewer is bound or (C) to the best of counsel’s knowledge after due inquiry and investigation, any judgment, writ, injunction, decree, order or ruling of any court or governmental authority having jurisdiction over the Asset Representations Reviewer.

(v) The execution and delivery by the Asset Representations Reviewer of the Asset Representations Review Agreement and the consummation of the services contemplated thereby will not result in a violation of any applicable statute, rule or regulation to which the Asset Representations Reviewer is subject that would have a material adverse effect on (A) the ability of the Asset Representations Reviewer to perform its obligations under the Asset Representations Review Agreement or (B) the business, operations, assets, liabilities or financial condition of the Asset Representations Reviewer and its subsidiaries as a whole.

(vi) To the best of counsel’s knowledge after due inquiry and investigation, the Asset Representations Reviewer is not a party to any pending action or proceeding before any court, governmental agency or arbitrator which (A) purports to affect the legality, validity, binding effect or enforceability of the Asset Representations Review Agreement, or (B) could have a material adverse effect on (x) the ability of the Asset Representations Reviewer to perform its obligations under the Asset Representations Review Agreement or (y) the business, operations, assets, liabilities or financial condition of the Asset Representations Reviewer and its subsidiaries as a whole.

(p) The Representatives shall have received an opinion of [•], special Delaware counsel to the Transferor, dated the Closing Date, satisfactory in form and substance to the Representatives and their counsel, to the effect that:

(i) The Transferor has been duly formed and is validly existing in good standing as a limited liability company under the laws of the State of Delaware.

(ii) The Limited Liability Company Agreement of the Transferor (referred to in this Section 5(p) as the “LLC Agreement”), including Section 5(c) of the LLC Agreement, constitutes a legal, valid and binding agreement of the Bank, and is enforceable against the Bank, in accordance with its terms.

(iii) If properly presented to a Delaware court, a Delaware court applying Delaware law would conclude that (i) in order for a person to file a voluntary bankruptcy petition on behalf of the Transferor, the prior unanimous written consent of the Bank and the Board of Directors of the Transferor (including all Independent Directors), as provided for in Section 9(j)(iii) of the LLC Agreement, is required and (ii) such provision, contained in Section 9(j)(iii) of the LLC Agreement, that requires the prior unanimous written consent of the Bank and the Board of Directors of the Transferor (including all Independent Directors) in order for a person to file a voluntary bankruptcy petition on behalf of the Transferor, constitutes a legal, valid and binding agreement of the Bank, and is enforceable against the Bank, in accordance with its terms.

(iv) While under the Delaware Limited Liability Company Act, 6 Del. C. § 18 101, et seq. (referred to in this Section 5(p) as the “LLC Act”), on application to a court of competent jurisdiction, a judgment creditor of the Bank may be able to charge the Bank’s share of any profits and losses of the Transferor and the Bank’s right to receive distributions of the Transferor’s assets (referred to in this Section 5(p) as the “Member’s Interest”), to the extent so charged, the judgment creditor has only the right to receive any distribution or distributions to which the Bank would otherwise have been entitled in respect of such Member’s Interest. Under the LLC Act, no creditor of the Bank shall have any right to obtain possession of, or otherwise exercise legal or equitable remedies with respect to, the property of the Transferor. Thus, under the LLC Act, a judgment creditor of the Bank may not satisfy its claims against the Bank by asserting a claim against the assets of the Transferor.

(v) Under the LLC Act (i) the Transferor is a separate legal entity, and (ii) the existence of the Transferor as a separate legal entity shall continue until the cancellation of the Transferor’s Certificate of Formation.

(vi) Under the LLC Act and the LLC Agreement, the bankruptcy or dissolution of the Bank will not, by itself, cause the Transferor to be dissolved or its affairs to be wound up.

(vii) A federal bankruptcy court would hold that Delaware law, and not federal law, governs the determination of what persons or entities have authority to file a voluntary bankruptcy petition on behalf of the Transferor.

(q) The Representatives shall have received a certificate from the Indenture Trustee certifying that U.S. Bank, as the Indenture Trustee, holds the Collateral Certificate in [___] and that such Collateral Certificate has been registered in the name of the Indenture Trustee upon the books maintained for that purpose by or on behalf of World Financial Network Credit Card Master Trust or endorsed to the Indenture Trustee or in blank.

(r) The Ratings Issuer Free Writing Prospectus shall have been filed with the Commission and the Representatives shall have received evidence of ratings letters that are reasonably satisfactory to the Underwriters from each nationally recognized statistical rating organization hired by the Bank.

(s) The Transferor will furnish the Representatives with such conformed copies of such opinions, certificates, letters and documents as the Representatives reasonably request.

Section 7. Indemnification and Contribution. (a) The Transferor and the Bank, jointly and severally, will indemnify and hold harmless each Underwriter and each Person who controls any Underwriter within the meaning of Section 15 of the Act or Section 20 of the Exchange Act from and against (i) any losses, claims, damages or liabilities, joint or several, to which the Underwriters or any of them may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement, the Preliminary Prospectus (it being understood that such indemnification with respect to the Preliminary Prospectus does not include any loss, claim, damage or liability which arises solely as the result of the omission of pricing and price-dependent information, which information shall of necessity appear only in the Prospectus), the Prospectus, or in any amendment or supplement to any of the foregoing, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements made therein not misleading, and will reimburse each Underwriter and each Person who controls any Underwriter within the meaning of Section 15 of the Act or Section 20 of the Exchange Act for any actual legal or other expenses reasonably incurred by the Underwriter in connection with investigating or defending any such loss, claim, damage, liability or action as such expenses are incurred; provided, however, that the Transferor and the Bank will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement in or omission or alleged omission from any of such documents in reliance upon and in conformity with the [Class A] Underwriters’ Information [the Class M Underwriters’ Information][the Class B Underwriters’ Information][the Class C Underwriters’ Information] [or] [the Class D Underwriters’ Information]; and (ii) any losses, claims, damages or liabilities

(or actions in respect thereof) that arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any Issuer Free Writing Prospectus, or that arise out of or are based upon the omission or alleged omission to state therein a material fact necessary to make the statements made therein, in the light of the circumstances under which they were made, not misleading, and will reimburse any legal or other expenses reasonably incurred by each Underwriter and each Person who controls any Underwriter within the meaning of Section 15 of the Act or Section 20 of the Exchange Act in connection with investigating or defending any such loss, claim, damage, liability or action.

(b) Each Underwriter, severally and not jointly, agrees to indemnify and hold harmless the Issuer, the Transferor and the Bank, and each of their respective directors and officers and each Person who controls the Transferor and the Bank, respectively, within the meaning of Section 15 of the Act or Section 20 of the Exchange Act (each, a “WFN Indemnified Party”), against any losses, claims, damages or liabilities to which the Transferor or the Bank, as the case may be, may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement, the Preliminary Prospectus (it being understood that such indemnification with respect to the Preliminary Prospectus does not include any loss, claim, damage or liability which arises solely as the result of the omission of pricing and price-dependent information, which information shall of necessity appear only in the Prospectus), the Prospectus, or in any amendment or supplement to any of the foregoing, or arise out of or are based upon the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements made therein not misleading, in each case to the extent, but only to the extent, that, with respect to each of the Class A Underwriters[, the Class M Underwriters][, the Class B Underwriters][, the Class C Underwriters] [and] [the Class D Underwriters], such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with the [Class A] Underwriters’ Information[, the Class M Underwriters’ Information][, the Class B Underwriters’ Information][, the Class C Underwriters’ Information] [or] [the Class D Underwriter’s information][, respectively,] and will reimburse any actual legal or other expenses reasonably incurred by the Transferor, the Bank and each other WFN Indemnified Party in connection with investigating or defending any such loss, claim, damage, liability or action as such expenses are incurred.

(c) Each Underwriter, severally and not jointly, will indemnify and hold harmless each WFN Indemnified Party (i) with respect to the failure on the part of such Underwriter to deliver to any investor with whom such Underwriter entered into a Contract of Sale prior to the time of such Contract of Sale, the Preliminary Prospectus, or if the Prospectus is then available, the Prospectus; provided, however, that, to the extent such Preliminary Prospectus or Prospectus, as the case may be, has been amended or supplemented, such indemnity shall not inure to the benefit of any such WFN Indemnified Party unless such amendment or supplement shall have been delivered to such Underwriter in a reasonable period of time prior to the time of such Contract of Sale and (ii) against any losses, claims, damages or liabilities (or actions in respect thereof) that arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any Underwriter Free Writing Prospectus (as defined below), or that arise out of or are based upon the omission or alleged omission to state therein a material fact necessary to make the statements made therein, in the light of the circumstances under which they were made, not misleading, and will reimburse any legal or other expenses reasonably incurred by the Issuer, the Transferor, the Bank or any other WFN Indemnified Party in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that no Underwriter will be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon any such untrue statement or alleged untrue statement in, or any such omission or alleged omission from, any Underwriter Free Writing Prospectus in reliance upon and in conformity with (i) any written information furnished to the related Underwriter by the Transferor, the Issuer or the Bank specifically for use therein or approved for use therein or (ii) the Preliminary Prospectus or Prospectus, which information was not corrected by information subsequently provided by the Transferor, the Issuer or the Bank to the related Underwriter prior to the time of use of such Underwriter Free Writing Prospectus.

(d) Promptly after receipt by an indemnified party under this section of notice of the commencement of any action or the assertion by a third party of a claim, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under subsection (a), (b) or (c) above, notify the indemnifying party in writing of the commencement thereof; but the omission so to notify the indemnifying party will not relieve it from any liability which it may have to any indemnified party except and to the extent of any material prejudice to such indemnifying party arising from such failure to provide such notice. In case any such action is brought against any indemnified party and it notifies the indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein and, to the extent that it may wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel reasonably satisfactory to such indemnified party (who shall not, except with the consent of the indemnified party, be counsel to the indemnifying party), and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party will not be liable to such indemnified party under this section for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation, unless the indemnifying party has failed within a reasonable time to retain counsel reasonably satisfactory to the indemnified party. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened action in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party unless such settlement includes an unconditional release of such indemnified party from all liability on any claims that are the subject matter of such action and does not include a statement as to, or an admission of, fault, culpability or failure to act by or on behalf of any indemnified party.

(e) If the indemnification provided for in this section is unavailable or insufficient to hold harmless an indemnified party under subsection (a), (b) or (c) above, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of the losses, claims, damages or liabilities referred to in subsection (a), (b) or (c) above (i) in such proportion as is appropriate to reflect the relative benefits received by the Transferor and the Bank on the one hand and the Underwriters on the other from the offering of the Underwritten Notes, or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Transferor and the Bank on the one hand and the Underwriters on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities as well as any other relevant equitable considerations. The relative benefits received by the Transferor and the Bank on the one hand and the Underwriters on the other shall be deemed to be in the same proportion as the total net proceeds from the offering (before deducting expenses) of the Notes received by the Transferor bear to the total underwriting discounts and commissions received by the Underwriters with respect to the Underwritten Notes. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Transferor and the Bank or the Underwriters and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such untrue statement or omission with respect to the Notes. The amount paid by an indemnified party as a result of the losses, claims, damages or liabilities referred to in the first sentence of this subsection (e) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any action or claim which is the subject of this subsection (e). Notwithstanding the provisions of this subsection (e), the Underwriters shall not be required to contribute any amount in excess of the amount by which the total underwriting discount as set forth on the cover page of the Prospectus exceeds the amount of damages which the Underwriters have otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission with respect to the Notes. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.

(f) The obligations of the Transferor and the Bank under this Section shall be in addition to any liability which the Transferor or the Bank may otherwise have and shall extend, upon the same terms and conditions, to each Person, if any, who controls any Underwriter within the meaning of the Act; and the obligations of any Underwriter under this Section shall be in addition to any liability that such Underwriter may otherwise have and shall extend, upon the same terms and conditions, to each director of the Transferor or the Bank, to each officer of the Transferor who has signed the Registration Statement and to each Person, if any, who controls the Transferor or the Bank within the meaning of the Act.

Section 8. Survival of Certain Representations and Obligations. The respective indemnities, agreements, representations, warranties and other statements of the Transferor and the Bank or their officers and of the Underwriters set forth in or made pursuant to this Agreement will remain in full force and effect, regardless of any investigation, or statement as to the results thereof, made by or on behalf of the Underwriters, the Transferor and the Bank or any of their respective representatives, officers or directors or any controlling person, and will survive delivery of and payment for the Underwritten Notes. If this Agreement is terminated or if for any reason other than default by the Underwriters the purchase of the Underwritten Notes by the Underwriters is not consummated, the Transferor and the Bank shall remain responsible for the expenses to be paid by them pursuant to Section 5 and the respective obligations of the Transferor, the Bank and the Underwriters pursuant to Section 7 shall remain in effect. If for any reason the purchase of the Underwritten Notes by the Underwriters is not consummated other than solely because of the occurrence of any event specified in clause (ii), (iii), (iv) or (v) of Section 6(d), the Transferor and the Bank will reimburse the Underwriters for all out-of-pocket expenses reasonably incurred by them in connection with the offering of the Underwritten Notes. For the avoidance of doubt, the obligations of each of the Transferor, the Bank and the Underwriters under this Agreement are solely the obligations of each such person and in no case will constitute a claim against the Issuer or its assets.

Section 9. Offering Communications. (a) Other than (i) the Preliminary Prospectus, (ii) the Prospectus, (iii) the Ratings Issuer Free Writing Prospectus, (iv) any materials included in one or more “road shows” (as defined in Rule 433(h) under the Act) relating to the Notes authorized or approved in writing by the Bank (each, a “Road Show”) and (v) any other Issuer Free Writing Prospectus, each Underwriter severally represents, warrants and agrees with the Transferor and the Bank that it has not made, used, prepared, authorized, approved or referred to and will not prepare, make, use, authorize, approve or refer to any “written communication” (as defined in Rule 405 under the Act) that constitutes an offer to sell or solicitation of an offer to buy the Notes, including, but not limited to any “ABS informational and computational materials” as defined in Item 1101(a) of Regulation AB under the Act unless such Underwriter has obtained the prior written approval of the Transferor; provided, however, each Underwriter may prepare and convey to one or more of its potential investors one or more “written communications” (as defined in Rule 405 under the Act) containing no more than the following: (i) information contemplated by Rule 134 under the Act and included or to be included in the Preliminary Prospectus or the Prospectus, (ii) the weighted average life, pot/retention allocation, expected settlement date, and expected pricing information with respect to the Notes and (iii) a column or other entry showing the status of the subscriptions for the Notes and/or expected pricing parameters of the Notes (each such written communication, an “Underwriter Free Writing Prospectus”); provided, that no such Underwriter Free Writing Prospectus would be required to be filed with the Commission.

(b) Each Underwriter severally represents, warrants and agrees with the Transferor and the Bank that:

(i) each Underwriter Free Writing Prospectus prepared by it will not, as of the date such Underwriter Free Writing Prospectus was conveyed or delivered to any prospective purchaser of Notes, include any untrue statement of a material fact or omit any material fact necessary to make the statements contained therein, in the light of the circumstances under which they were made, not misleading; provided, however, that no Underwriter makes such representation, warranty or agreement to the extent such misstatements or omissions were the result of any inaccurate or incomplete information which was included in the Preliminary Prospectus, the Prospectus or any written information furnished to the related Underwriter by the Transferor, the Issuer or the Bank specifically for use therein or approved for use therein, which information was not corrected by information subsequently provided by the Transferor, the Issuer or the Bank to the related Underwriter prior to the time of use of such Underwriter Free Writing Prospectus; and

(ii) Underwriter Free Writing Prospectus prepared by it shall contain a legend substantially in the form of and in compliance with Rule 433(c)(2)(i) of the Act, and shall otherwise conform to any requirements for “free writing prospectuses” under the Act.

(c) Each Underwriter severally represents and agrees (i) that it did not enter into any contract of sale for any Notes prior to the Time of Sale and (ii) that it will, at any time that such Underwriter is acting as an “underwriter” (as defined in Section 2(a)(11) of the Act) with respect to the Notes, convey to each investor to whom Notes are sold by it during the period prior to the filing of the final Prospectus (as notified to the Underwriters by the Transferor), at or prior to the applicable time of any such contract of sale with respect to such investor, the Preliminary Prospectus and the Ratings Issuer Free Writing Prospectus.

Section 10. Obligations of the Underwriters. (a) Each Underwriter represents and agrees that it has not and will not, directly or indirectly, offer, sell or deliver any of the Underwritten Notes or distribute the Preliminary Prospectus, the Prospectus or any other offering materials relating to the Underwritten Notes in or from any jurisdiction except under circumstances that will, to the best of its knowledge and belief, result in compliance with any applicable laws and regulations thereof and that, to the best of its knowledge and belief, will not impose any obligations on the Transferor, the Bank or the Issuer except as set forth herein.

(b) Each Underwriter further represents and agrees that it will not, in connection with the initial distribution of the Underwritten Notes, transfer, deposit or otherwise convey any Underwritten Notes into a trust or other type of special purpose vehicle that issues securities or other instruments backed in whole or in part by, or that represents interests in, such Underwritten Notes unless either (i) the Underwritten Notes so transferred, together with any other securities issued by the Transferor, the Bank, any of their affiliates or any trust to which the Transferor or the Bank transfers receivables, make up less than 10% of the assets of such special purpose vehicle or (ii) the Bank gives its prior written consent to such conveyance, which consent shall not be unreasonably withheld.

(c) Each Underwriter agrees that, if, an electronic copy of the Prospectus is delivered by an Underwriter for any purpose, such copy shall be the same electronic file containing the Prospectus in the identical form transmitted electronically to such Underwriter by or on behalf of the Transferor specifically for use by such Underwriter pursuant to this Section 10(c); for example, if the Prospectus is delivered to an Underwriter by or on behalf of the Transferor in a single electronic file in .pdf format, then such Underwriter will deliver the electronic copy of the Prospectus in the same single electronic file in .pdf format.

(d) Each Underwriter severally and not jointly represents, warrants and agrees that it has not engaged, and from the date of this Agreement to the Closing Date, will not engage, any third-party to provide due diligence services within the meaning of Rule 17g-10(d)(1) under the Exchange Act or obtained any third-party due diligence report within the meaning of Rule 15Ga-2(d) under the Exchange Act with respect to the assets held by WFNMT in connection with the issuance and offering of the Notes.

Section 11. Default by an Underwriter. If any one or more Underwriters shall fail to purchase and pay for any of the Underwritten Notes agreed to be purchased by such Underwriter or Underwriters hereunder and such failure to purchase shall constitute a default in the performance of its or their obligations under this Agreement, the remaining Underwriters for such Underwritten Class of Notes shall be obligated severally to take up and pay for (in the respective proportions which the amount of Underwritten Notes of such Class set forth opposite their names in Schedule A hereto bear to the aggregate amount of Underwritten Notes of such Class set forth opposite the names of all such remaining Underwriters for such Class of Underwritten Notes) the Underwritten Notes of such Class which the defaulting Underwriter or Underwriters agreed but failed to purchase; provided, however, that in the event that the aggregate amount of Underwritten Notes of such Class which the defaulting Underwriter or Underwriters for such Class of Underwritten Notes agreed but failed to purchase shall exceed 10% of the aggregate amount of Underwritten Notes set forth in Schedule A hereto, the remaining Underwriters shall have the right to purchase all, but shall not be under any obligation to purchase any, of such Underwritten Notes, and if such nondefaulting Underwriters do not purchase all such Underwritten Notes of such Class, this Agreement will terminate without liability to any nondefaulting Underwriter, the Transferor or the Bank. In the event of a default by any Underwriter as set forth in this Section 11, the Closing Date shall be postponed for such period, not exceeding seven days, as the Representatives shall determine in order that the required changes in the Registration Statement, the Preliminary Prospectus and the Prospectus or in any other documents or arrangements may be effected. Nothing contained in this Agreement shall relieve any defaulting Underwriter for its liability, if any, to the Transferor and the Bank and any nondefaulting Underwriter for damages occasioned by its default hereunder.

Section 12. Notices. All communications hereunder will be in writing and, if sent to the Underwriters, will be mailed, delivered or telecopied and confirmed to:

[•]

[Address]

and

[•]

[Address]

Section 13. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts shall together constitute one and the same Agreement.

Section 14. Applicable Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State Of New York, without reference to its conflict of law provisions, and obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws.

Section 15. Financial Services Act. Each Underwriter, severally and not jointly, represents and warrants to, and agrees with, the Transferor and the Bank that (i) it has not offered, sold or otherwise made available and will not offer, sell or otherwise make available any Underwritten Notes to any UK Retail Investor in the United Kingdom, (ii) that it has not offered, sold or otherwise made available and will not offer, sell or otherwise make available any Underwritten Notes to any EU Retail Investor in the European Economic Area, (iii) it has only communicated or caused to be communicated and will only communicate or cause to be communicated an invitation or inducement to engage in investment activity (within the meaning of Section 21 of the FSMA) received by it in connection with the issue or sale of any Underwritten Notes in circumstances in which Section 21(1) of the FSMA does not apply to the Transferor or the Issuer and (iv) it has complied and will comply with all applicable provisions of the FSMA with respect to anything done by it in relation to any Underwritten Notes in, from or otherwise involving the United Kingdom.

For the purposes of this Section 15, (A) the expression “U.K. Retail Investor” means a person who is one (or more) of the following: (i) a retail client, as defined in point (8) of Article 2 of Regulation (EU) No 2017/565 as it forms part of domestic law by virtue of the EUWA; (ii) a customer within the meaning of the provisions of the FSMA and any rules or regulations made under the FSMA to implement Directive (EU) 2016/97 (as amended), where that customer would not qualify as a professional client, as defined in point (8) of Article 2(1) of Regulation (EU) No 600/2014 as it forms part of domestic law by virtue of the EUWA or (iii) not a UK Qualified Investor (as defined in Regulation (EU) 2017/1129 (as amended) as it forms part of domestic law by virtue of the EUWA), (B) the expression “FSMA” means Financial Services and Markets Act 2000, as amended, (C) the expression “EU Retail Investor” means a person who is one (or more) of the following: (i) a retail client as defined in point (11) of Article 4(1) of MIFID II, (ii) a customer within the meaning of Directive (EU) 2016/97 (as amended), where that customer would not qualify as a professional client as defined in point (10) of Article 4(1) of MIFID II or (iii) not an EU Qualified Investor (as defined in Regulation (EU) 2017/1129, as amended), and (D) the expression “offer” includes the communication in any form and by any means of sufficient information on the terms of the offer and the Notes to be offered so as to enable an investor to decide to purchase or subscribe the Notes, (E) the term “MIFID II” means Article 4(1) of Directive 2014/65/EU and (F) the term “EUWA” means European Union (Withdrawal) Act 2018, as amended.

Section 16. Non-petition Covenant. Notwithstanding any prior termination of this Agreement, each of the Underwriters and each WFN Indemnified Party agree that it shall not at any time acquiesce, petition or otherwise invoke or cause the Issuer or the Transferor to invoke the process of the United States of America, any State or other political subdivision thereof or any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government for the purpose of commencing or sustaining a case by or against the Issuer or the Transferor under a federal or state bankruptcy, insolvency or similar law or appointing a receiver, liquidator, assignee, trustee, custodian, sequestrator or other similar official of the Issuer or the Transferor or all or any part of the property or assets of the Issuer or the Transferor or ordering the winding up or liquidation of the affairs of the Issuer or the Transferor.

Section 17. Representatives. The Representatives will act for the several Underwriters in connection with this Agreement and the transactions contemplated hereby and any action undertaken under this Agreement taken by the Representatives will be binding upon the Underwriters.

Section 18. No Fiduciary Duty. The Bank and the Transferor acknowledge and agree that the Underwriters are acting solely in the capacity of an arm’s length contractual counterparty to the Bank and the Transferor with respect to the transaction contemplated hereby (including in connection with determining the terms of the offering) and not as financial advisors or fiduciaries to, or agents of, the Bank, the Transferor, the Issuer or any other person. Additionally, none of the Underwriters are advising the Bank, the Transferor, the Issuer or any other person as to any legal, tax, investment, accounting or regulatory matters in any jurisdiction. The Bank, the Transferor and the Issuer shall consult with their own advisors concerning such matters and shall be responsible for making their own independent investigation and appraisal of the transactions contemplated hereby, and none of the Underwriters shall have any responsibility or liability to the Bank, the Transferor or the Issuer with respect thereto. Any review by any Underwriter of the Bank, the Transferor, the Issuer and the transactions contemplated hereby or other matters relating to such transactions will be performed solely for the benefit of such Underwriter, as the case may be, and shall not be on behalf of the Bank, the Transferor, the Issuer or any other person.

Section 18. Recognition of the U.S. Special Resolution Regimes. (a) In the event that any Underwriter that is a Covered Entity becomes subject to a proceeding under a U.S. Special Resolution Regime, the transfer from such Underwriter of this Agreement, and any interest and obligation in or under this Agreement, will be effective to the same extent as the transfer would be effective under the U.S. Special Resolution Regime if this Agreement, and any such interest and obligation, were governed by the laws of the United States or a state of the United States.

(b) In the event that any Underwriter that is a Covered Entity or a BHC Act Affiliate of such Underwriter becomes subject to a proceeding under a U.S. Special Resolution Regime, Default Rights under this Agreement that may be exercised against such Underwriter are permitted to be exercised to no greater extent than such Default Rights could be exercised under the U.S. Special Resolution Regime if this Agreement were governed by the laws of the United States or a state of the United States.

(c) For purposes of this Section 18, (i) the term “BHC Act Affiliate” has the meaning assigned to the term “affiliate” in, and shall be interpreted in accordance with, 12 U.S.C. § 1841(k), (ii) the term “Covered Entity” means any of the following: (1) a “covered entity” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 252.82(b), (2) a “covered bank” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 47.3(b), or (3) a “covered FSI” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 382.2(b), (iii) the term “Default Right” has the meaning assigned to that term in, and shall be interpreted in accordance with, 12 C.F.R. §§ 252.81, 47.2 or 382.1, as applicable, and (iv) the term “U.S. Special Resolution Regime” means each of (i) the Federal Deposit Insurance Act and the regulations promulgated thereunder and (ii) Title II of the Dodd-Frank Wall Street Reform and Consumer Protection Act and the regulations promulgated thereunder.

[SIGNATURE PAGE FOLLOWS]

If you are in agreement with the foregoing, please sign two counterparts hereof and return one to the Transferor whereupon this letter and your acceptance shall become a binding agreement among the Transferor, the Bank and the Underwriters.

Very truly yours,

WFN CREDIT COMPANY, LLC

By
Name:
Title:

COMENITY BANK

By
Name:
Title:

(Signature Page to Series 201[•]-[•] Underwriting Agreement)

The foregoing Agreement is

hereby confirmed and accepted

as of the date hereof:

[•]

as an Underwriter and as a Representative

of the several Underwriters set forth herein

By
Name:
Title:

[•]

as an Underwriter and as a Representative

of the several Underwriters set forth herein

By
Name:
Title:

(Signature Page to Series 201[•]-[•] Underwriting Agreement)

SCHEDULE A

CLASS A NOTES

UNDERWRITERS	PRINCIPAL AMOUNT OF CLASS A NOTES
[•]	$	[•]

Total	$	[•]

[CLASS M NOTES

UNDERWRITERS	PRINCIPAL AMOUNT OF CLASS M NOTES
[•]	$	[•]

Total	$	[•] ]

[CLASS B NOTES

UNDERWRITERS	PRINCIPAL AMOUNT OF CLASS B NOTES
[•]	$	[•]

Total	$	[•] ]

[CLASS C NOTES

UNDERWRITERS	PRINCIPAL AMOUNT OF CLASS C NOTES
[•]	$	[•]

Total	$	[•] ]

Schedule A-1

[CLASS D NOTES

UNDERWRITERS	PRINCIPAL AMOUNT OF CLASS D NOTES
[•]	$	[•]

Total	$	[•]]

Schedule A-2